                                                                    EXHIBIT 10.4



                                   -----------







                           CROWN MEDIA HOLDINGS, INC.

                                       AND

                            THE HOLDERS NAMED HEREIN



                                   -----------


                  CONTINGENT APPRECIATION CERTIFICATE AGREEMENT

                          Dated as of December 17, 2001







                                   -----------

                                TABLE OF CONTENTS

                                                                            PAGE


ARTICLE I.              DEFINITIONS............................................1

         SECTION 1.01.     Definitions of Terms................................1

ARTICLE II.             EXERCISE OF CERTIFICATE...............................16

         SECTION 2.01.     Exercise...........................................16

         SECTION 2.02.     Manner of Exercise.................................17

         SECTION 2.03.     Material Transaction Announcement..................20

         SECTION 2.04.     Payment of Taxes...................................20

         SECTION 2.05.     Fractional Shares..................................20

         SECTION 2.06.     Continued Validity.................................21

ARTICLE III.            TRANSFER, DIVISION AND COMBINATION....................21

         SECTION 3.01.     Transfer...........................................21

         SECTION 3.02.     Division and Combination...........................21

         SECTION 3.03.     Expenses...........................................22

         SECTION 3.04.     Maintenance of Books...............................22

ARTICLE IV.             ADJUSTMENT OF INDEX PRICE AND INDEX AMOUNT............22

         SECTION 4.01.     General............................................22

         SECTION 4.02.     Adjustment for Change in Capital Stock.............22

         SECTION 4.03.     Adjustment for Rights Issue........................23

         SECTION 4.04.     Adjustment for Other Distributions.................24

         SECTION 4.05.     Adjustment for Class A Common Stock Issue..........24

         SECTION 4.06.     Adjustment for Convertible Securities Issue........26

         SECTION 4.07.     Consideration Received.............................27

         SECTION 4.08.     Fair Value.........................................28

         SECTION 4.09.     When De Minimis Adjustment May Be Deferred.........28

         SECTION 4.10.     When No Adjustment Required........................28

         SECTION 4.11.     Notice of Adjustment...............................29

         SECTION 4.12.     When Issuance or Payment May Be Deferred...........29

         SECTION 4.13.     Adjustment in Index Amount.........................29

ARTICLE V.              NOTICE OF CERTAIN EVENTS..............................30

         SECTION 5.01.     Notice Events......................................30

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                  PAGE

ARTICLE VI.           NO IMPAIRMENT................................................31

ARTICLE VII.          RESERVATION AND AUTHORIZATION OF CLASS A
                      COMMON STOCK; REGISTRATION WITH OR
                      APPROVAL OF ANY GOVERNMENTAL AUTHORITY.......................31

ARTICLE VIII.         TAKING OF RECORD; STOCK AND CERTIFICATE TRANSFER BOOKS.......32

ARTICLE IX.           RESTRICTIONS ON TRANSFERABILITY..............................32

         SECTION 9.03.     Restrictive Legend......................................33

         SECTION 9.04.     Permitted Transfers.....................................33

         SECTION 9.05.     Termination of Restrictions.............................34

ARTICLE X.            REGISTRATION RIGHTS..........................................34

         SECTION 10.01.    Required Registration...................................34

         SECTION 10.02.    Demand Registration.....................................35

         SECTION 10.03.    Piggy-back Registration.................................38

         SECTION 10.04.    Registration Procedures.................................39

         SECTION 10.05.    Allocation of Expenses..................................41

         SECTION 10.06.    Indemnification.........................................42

         SECTION 10.07.    Indemnification with Respect to Underwritten Offering...44

         SECTION 10.08.    Information by Holder...................................44

ARTICLE XI.           SUPPLYING INFORMATION........................................44

         SECTION 11.01.    Information by Company..................................44

         SECTION 11.02.    Reports by the Company..................................45

ARTICLE XII.          SUBORDINATION................................................45

         SECTION 12.01.    Agreement to Subordinate................................45

         SECTION 12.02.    Default on Senior Indebtedness..........................46

         SECTION 12.03.    Liquidation; Dissolution; Bankruptcy....................46

         SECTION 12.04.    Subrogation.............................................48

         SECTION 12.05.    Company to Effectuate Subordination.....................49

         SECTION 12.06.    Subordination May Not Be Impaired.......................49

ARTICLE XIII.         LOSS OR MUTILATION...........................................49

ARTICLE XIV.          OFFICE OF THE COMPANY........................................50

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE

ARTICLE XV.           LIMITATION OF LIABILITY.................................50

ARTICLE XVI.          MISCELLANEOUS...........................................50

         SECTION 16.01.    Nonwaiver and Expenses.............................50

         SECTION 16.02.    Notice Generally...................................50

         SECTION 16.03.    Indemnification....................................51

         SECTION 16.04.    Remedies...........................................52

         SECTION 16.05.    Undertaking to Pay Costs...........................52

         SECTION 16.06.    Successors and Assigns.............................53

         SECTION 16.07.    Amendment..........................................53

         SECTION 16.08.    Severability.......................................53

         SECTION 16.09.    Headings...........................................54

         SECTION 16.10.    Treatment of Units.................................54

         SECTION 16.11.    Governing Law......................................54

         SECTION 16.12.    Certain Securities Owned by Company Disregarded....54

                  CONTINGENT APPRECIATION CERTIFICATE AGREEMENT

                  CONTINGENT APPRECIATION CERTIFICATE AGREEMENT (this "Agreement"), dated as of December 17, 2001, among Crown Media Holdings, Inc., a Delaware corporation, and the Holders party hereto:

                  WHEREAS, the Company (as defined herein) has duly authorized the execution and delivery of this Agreement to provide for the issuance of the Certificates (as defined herein) entitling the Holder thereof to either the right to receive a cash payment in the amount of the Minimum Return Amount (as defined herein) or the right to purchase shares of Class A Common Stock (as defined herein) of the Company, in each case on the terms and conditions set forth in this Agreement;

                  WHEREAS, the Debentures (as defined herein) are issued under the Indenture (as defined herein) and evidence loans made to the Company from the proceeds from the issuance by Crown Media Trust, a Delaware statutory business trust (the "Trust"), of the Preferred Securities (as defined herein) and the Common Securities (as defined herein) of the Trust;

                  WHEREAS, the Certificates are to be issued together with the Trust Securities of the Trust as units (the "Units"), each Unit being comprised of one Trust Security and one Certificate (the Units, Trust Securities and Certificates being referred to herein as the "Unit Securities"); and

                  WHEREAS, the Trust is subject to the Amended and Restated Declaration of Trust, dated as of December 17, 2001, among the Company, as Sponsor, the Trust and the trustees named therein (the "Declaration"), which Declaration sets forth the terms and conditions of the Trust Securities (as defined herein);

                  NOW, THEREFORE, in consideration of the premises and the purchase of the Certificates by the Investors, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the holders of the
Certificates:

                                   ARTICLE I.

                                   DEFINITIONS

                  SECTION 1.01. Definitions of Terms.

                  The terms defined in this Section (except as in this Agreement otherwise expressly provided or unless the context otherwise requires) for all purposes of this Agreement shall have the respective meanings specified in this Section and shall include the plural as well as the singular. Any reference to a party hereto shall include the successors and permitted assigns of such party.

                  "Administrative Agent" means JPMorgan Chase Bank, and any successor, as administrative agent under the Credit, Security, Guaranty, and Pledge Agreement, dated as of August 31, 2001, by and among, the Company, certain of its Subsidiaries, the lenders referred to therein, JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Arranger and Sole Bookrunner, Bank of America, N.A., as Arranger and Syndication Agent, Citicorp USA, Inc. and Deutsche Bank AG New York Branch, as Co-Arrangers and Documentation Agents, together with the related documents thereto (including the term loans and revolving loans thereunder, any guarantees and security documents), as amended.

                  "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

                  "Affiliation Agreement" means an agreement or series of related agreements entered into by the Company or any of its subsidiaries in the ordinary course of its business with a pay television or satellite television provider in connection with the licensing and/or distribution of pay television or satellite television programming.

                  "Agreement" has the meaning set forth in the recitals to this Agreement.

                  "Applicable Securities" means, in relation to a Registration Statement, the Certificate Shares identified in the related Demand Notice or Piggy-back Notice.

                  "Bankruptcy Event" means (a) Hallmark Cards or the Company pursuant to or within the meaning of any Bankruptcy Law (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property or (iv) makes a general assignment for the benefit of its creditors; (b) a court of competent jurisdiction enters an order under any Bankruptcy Law that (i) is for relief against Hallmark Cards or the Company in an involuntary case, (ii) appoints a Custodian of Hallmark Cards or the Company or for all or substantially all of their respective property, or (iii) orders the liquidation of Hallmark Cards or the Company, and the order or decree remains unstayed and in effect for 90 days; or (c) Hallmark Cards or the Company shall have, voluntarily or involuntarily, liquidated, dissolved, wound-up its business or otherwise terminated its existence other than in connection with a merger, consolidation or other business combination in which the surviving entity continues to conduct the business of Hallmark Cards or the Company, as the case may be.

                  "Bankruptcy Law" means Title 11, U.S. Code, or any successor or similar federal or state law for the relief of debtors.

                  "Board of Directors" means the Board of Directors of the Company or any duly authorized committee thereof acting within the scope of such authorization.

                  "Business Day" means any day other than a day on which Federal and State banking institutions in The Borough of Manhattan, the City of New York are authorized or obligated by law, executive order or regulation to close.

                  "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of, or interests in

(however designated), equity of such Person, including any Preferred Stock but excluding debt securities convertible into such equity.

                  "Cash Exercise" has the meaning set forth in Section 2.01(a) hereof.

                  "Cashless Exercise" has the meaning set forth in Section 2.01(b) hereof.

                  "Certificate Amount" means the number of Certificates held by each Investor as set forth on the signature pages hereof.

                  "Certificate Shares" means the shares of Class A Common Stock purchased by the holders of the Certificates upon a Shares Exercise.

                  "Certificate Shares Price" means an amount equal to (i) the number of shares of Class A Common Stock being purchased upon exercise of Certificates, pursuant to Section 2.01 hereof, multiplied by (ii) the Index Price.

                  "Certificates" means the Certificates issued pursuant to this Agreement in the form attached as Exhibit A hereto, and all Certificates issued upon transfer, division or combination of, or in substitution for, any thereof. All Certificates shall at all times be identical as to terms and conditions and date. All references to "Certificates represented by this Agreement" and similar phrases in connection with Holders shall mean Certificates held of record by such Holders.

                  "Change of Control" means the occurrence of any of the following:

                           (i) the Permitted Holders cease to be the "beneficial
                  owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this clause (i) the Permitted Holders shall be deemed to have "beneficial ownership" of (A) all shares that any such Permitted Holder has the right to acquire, whether such right is exercisable immediately or only after the passage of time and (B) any Voting Stock of the Company held by any other Person (the "parent entity") so long as the Permitted Holders beneficially own (as so defined), directly or indirectly, in the aggregate a majority of the voting power of the Voting Stock of the parent entity), directly or indirectly, of a majority in the aggregate of the total voting power of the Voting Stock of the Company, whether as a result of issuance of securities of the Company, conversion of shares of Class B Common Stock of the Company, any merger, consolidation, liquidation or dissolution of the Company, or any direct or indirect transfer of securities by the Company or otherwise; provided however, that any shares underlying any option or other agreement to reacquire economic or voting control of shares of Capital Stock of the Company entered into by a Permitted Holder in connection with the sale, transfer or other disposition by such Permitted Holder shall not constitute shares beneficially owned by such Permitted Holder;

                           (ii) any Person or group other than a Permitted
                  Holder becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this clause (ii) such Person or group shall be deemed to have "beneficial ownership" of (A) all shares that any such Person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time and (B) any Voting Stock of the Company held by any parent entity so long as the Person or group beneficially owns (as so defined), directly or indirectly, in the aggregate a majority of the voting power of the Voting Stock of the parent entity), directly or indirectly, in the aggregate of a majority of the total voting power of the Voting Stock of the Company, whether as a result of issuance of securities of the Company, conversion of shares of Class B Common Stock of the Company, any merger, consolidation, liquidation or dissolution of the Company, or any direct or indirect transfer of securities by the Company or otherwise; provided however, that any shares underlying any option or other agreement to reacquire economic or voting control of shares of Capital Stock of the Company entered into by such Person in connection with the sale, transfer or other disposition by such Person shall not constitute shares beneficially owned by such Person;

                           (iii) individuals who on the Issue Date constituted
                  the Board of Directors (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of at least 66-2/3% of the Board of Directors then still in office who were either directors on the Issue Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office;

                           (iv) the consummation by the Company of any
                  transaction that would constitute a "Rule 13e-3 transaction" as defined in the Exchange Act; or

                           (v) the sale of all or substantially all the assets
                  of the Company (determined on a consolidated basis) to another Person, other than a transaction following which the transferee Person becomes a Subsidiary of the transferor of such assets and such Subsidiary fully and unconditionally guarantees the Company's obligations under the Debentures and the Certificates.

                  "Change of Control Offer" means an offer by the Company to purchase any and all Debentures following the occurrence of a Change of Control, as provided in Section 3.02(b) of the Indenture.

                  "Change of Control Redemption" means a redemption by the Company of the Debentures following the occurrence of a Change of Control, as provided in Section 3.02(a) of the Indenture.

                  "Class A Common Stock" means (except where the context otherwise indicates) the Class A Common Stock, par value $0.01 per share, of the Company issued and outstanding on the Issue Date, and any capital stock into which such Class A Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Class A Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of Class A Common Stock of any successor or acquiring corporation received by or distributed to the holders of Class A Common Stock of the Company in the circumstances contemplated by Article V hereof.

                  "Class B Common Stock" means Class B Common Stock of the Company, per value $0.01 per share, and any Capital Stock of the Company into which such Class B Common Stock may thereafter be changed.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Commission" means the U.S. Securities and Exchange Commission or, in the absence of the U.S. Securities and Exchange Commission, such other federal agency then administering the Securities Act and other federal securities laws.

                  "Common Securities" means that class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in the Declaration.

                  "Company" means Crown Media Holdings, Inc., a corporation duly organized and existing under the laws of the State of Delaware and its successors and assigns.

                  "Company Common Stock" means the Class A Common Stock and Class B Common Stock.

                  "Company Notice" has the meaning set forth in Section 2.01(c) hereof.

                  "controlling person" has the meaning set forth in Section
10.06 hereof.

                  "Current Market Price" means, in respect of the Class A Common Stock on the date of determination, the weighted average, based on volume of trading, of the daily market prices on each Trading Day during the period specified. The daily market price for each such Trading Day shall be the average of the high and low sales prices on such day on the principal stock exchange or NASDAQ on which such Class A Common Stock is then listed or admitted to trading.

                  "Debentures" means the 6.75% Subordinated Debentures due 2007 of the Company issued pursuant to the Indenture.

                  "Declaration" has the meaning set forth in the recitals to this Agreement.

                  "Demand" has the meaning set forth in Section 10.02(a) hereof.

                  "Demand Notice" has the meaning set forth in Section 10.02(a) hereof.

                  "Demanding Holder" has the meaning set forth in Section 10.02(a).

                  "Disinterested Director" means, in connection with any issuance of securities that gives rise to a determination of the Fair Value thereof, each member of the Board of Directors who is not an officer, employee, director or other Affiliate of the party to whom the Company is proposing to issue the securities giving rise to such determination.

                  "Disqualified Stock" means, with respect to any Person, any Capital Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder) or upon the happening of any event:

                  (i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise;

                  (ii) is convertible or exchangeable at the option of the holder for Indebtedness or Disqualified Stock; or

                  (iii) is mandatorily redeemable or must be purchased upon the occurrence of certain events or otherwise, in whole or in part;

in each case on or prior to the first anniversary of the maturity of the Debentures; provided, however, that any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to purchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the first anniversary of the maturity of the Debentures shall not constitute Disqualified Stock if:

                  (i) the "change of control" provisions applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than the terms applicable to the Debentures under this Indenture or otherwise; and

                  (ii) any such requirement only becomes operative after compliance in full with such terms applicable to the Certificates, including the purchase of any Certificates tendered pursuant thereto.

                  "Effective Time" means the date on which the Commission declares a Registration Statement effective or on which a Registration Statement otherwise becomes effective.

                  "Effectiveness Period" means as to a Registration Statement the period during which such Registration Statement is effective.

                  "Election" means, with respect to a Registration, that the Holder has delivered a completed and signed Notice and Questionnaire to the Company in accordance with the provisions hereof and provided such other information with respect to such Holder and its Applicable Securities as may be required by the Company to enable such Holder to use the related Prospectus in connection with sales of such Applicable Securities.

                  "Election Deadline" means December 15, 2007.

                  "Election Notice" has the meaning set forth in Section 2.02(a) hereof.

                  "Event of Default" means any event specified in Section 6.01 of the Indenture, continued for the period of time, if any, therein designated.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Exercise Notice" has the meaning set forth in Section 2.02(a) hereof.

                  "Exercise Period" has the meaning set forth in Section 2.02(a) hereof.

                  "Expiration Date" means March 15, 2008.

                  "Fair Value" has the meaning set forth in Section 4.8 hereof.

                  "Fully Diluted Outstanding" means, when used with reference to Capital Stock, at any date as of which the number of shares thereof is to be determined, all shares of Capital Stock Outstanding at such date and shares of Capital Stock underlying other options, warrants or Certificates to purchase, or securities convertible into, shares of such Capital Stock outstanding on such date which would be deemed outstanding in accordance with GAAP for purposes of determining book value or diluted net income per share.

                  "GAAP" means generally accepted accounting principles, as in effect in the United States on the Issue Date.

                  "Hallmark Cards" means Hallmark Cards, Incorporated, a Missouri corporation, and its successors and assigns.

                  "herein", "hereof" and "hereunder", and other words of similar import, refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

                  "Holder" means a Person in whose name or names the Certificate or any Certificate Shares, as applicable, shall be registered on the books of the Company kept for that purpose in accordance with the terms of this Agreement.

                  "Indebtedness" means, with respect to any Person on any date of determination (without duplication):

                  (a) indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of property or services purchased (other than amounts constituting trade payables (payable within 90 days) arising in the ordinary course of business);

                  (b) obligations of such Person in respect of letters of credit, acceptance facilities, or drafts or similar instruments issued or accepted by banks and other financial institutions for the account of such Person;

                  (c) obligations of such Person under any obligation that is required to be classified and accounted for as a capital lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP; and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty;

                  (d) deferred payment obligations of such Person resulting from the adjudication or settlement of any litigation;

                  (e) obligations of such Person under synthetic leases or financing leases (but not operating leases);

                  (f) obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock of such Person, or with respect to any preferred stock of any Subsidiary of such Person, the principal amount of such preferred stock to be determined in accordance with this Agreement (but excluding, in each case, any accrued dividends);

                  (g) to the extent not otherwise included in this definition, hedging obligations of such Person pursuant to any interest rate swap agreement, interest rate cap agreement or other financial agreement or arrangement designed to protect such Person against fluctuations in interest rates or foreign exchange contract, or any currency swap agreement or other similar agreement designed to protect such Person against fluctuations in currency values, in each case entered into in the ordinary course of business for bona fide hedging purposes and not for the purpose of speculation;

                  (h) obligations under the Debentures and Certificates; and

                  (i) indebtedness of others of the type described in clauses
(a) through (h) above which such Person has (i) directly or indirectly assumed or guaranteed in connection with a guarantee or (ii) secured by a lien on the assets of such Person, whether or not such Person has assumed such indebtedness (provided, that if such Person has not assumed such indebtedness of another Person then the amount of indebtedness of such Person pursuant to this clause
(i) for purposes of this Agreement shall be equal to the lesser of the amount of the indebtedness of the other Person and the fair market value of the assets of such Person which secure such other indebtedness).

Notwithstanding the foregoing, in connection with the purchase by the Company or any Subsidiary of any business, the term "Indebtedness" shall exclude post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business after the closing; provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid within 30 days thereafter.

                  The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date.

                  "Indemnified Party" has the meaning set forth in Section 10.06 hereof.

                  "Indemnifying Party" has the meaning set forth in Section
10.06 hereof.

                  "Indenture" means that certain Indenture, dated as of the Issue Date, among the Company and JPMorgan Chase Bank, as Indenture Trustee, as such instrument may from time to time be supplemented or amended.

                  "Indenture Trustee" means JPMorgan Chase Bank and, subject to the provisions of Article VII of the Indenture, shall also include its successors and assigns, and, if at any time there is more than one Person acting in such capacity hereunder, "Indenture Trustee" shall mean each such Person.

                  "Index Amount" means the number of Certificate Shares issuable upon exercise of a Certificate, which shall initially be 38.261 shares per Certificate, subject to adjustment as provided herein, as set forth on the face of any Certificate.

                  "Index Price" means that price per Certificate Share initially equal to $13.07 (120% of the weighted average, based on volume of trading, of the average of the daily high and low market prices on each Trading Day for the thirty Trading Days ending November 30, 2001), subject to adjustment as provided herein.

                  "Intended Offering Notice" has the meaning set forth in
Section 10.03(a) hereof.

                  "Investment Company Act" means the Investment Company Act of 1940, as amended.

                  "Investment Company Event" means that the Regular Trustees under the Declaration shall have received an opinion of a nationally recognized independent counsel experienced in practice under the Investment Company Act that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the Issue Date.

                  "Issue Date" means December 17, 2001.

                  "Liquidation Event" means any voluntary or involuntary liquidation, dissolution, winding-up or termination of the Trust in connection with which the Preferred Securities are redeemed or purchased in accordance with the terms of the Declaration (or the Debentures are accelerated in accordance with the Indenture).

                  "Majority Holders" means the Holders of Certificates exercisable for more than 50% of the aggregate number of shares of Class A Common Stock then purchasable upon exercise of all Certificates, whether or not then exercisable.

                  "Mandatory Redemption" means redemption, in whole but not in part, by the Trust of any and all of the Securities Outstanding on the Maturity Date or as a result of acceleration of the Debentures upon the occurrence of an Event of Default pursuant to Section 6.01 of the Indenture (or the maturity, by acceleration or otherwise, of the Debentures following distribution thereof to the Holders).

                  "Material Transaction Agreement" means an agreement relating to a transaction or series of related transactions contemplating the acquisition of a business or asset that is material to the Company and its subsidiaries, taken as a whole, by the

Company or any of its subsidiaries, the merger of the Company or its successor into another Person or any other transaction the consummation of which would constitute a Change of Control.

                  "Maturity Date" means the date on which the Debentures mature and on which the principal of such Debentures shall be due and payable together with all accrued and unpaid interest thereon.

                  "Maximum Return Amount" means an amount equal to the fair value of the Index Amount (determined as of the date of issuance of Certificate Shares being issued upon a Shares Exercise) in excess of the aggregate Index Price of such Certificate Shares, which together with all cash payments and distributions that have been actually paid pursuant to the terms of the corresponding Trust Security (or principal and interest paid on the corresponding Debenture following a distribution of Debentures to the Holders) comprising part of a Unit held by a Holder (but excluding any premium paid in connection with a Change of Control Redemption, Change of Control Offer or Optional Redemption pursuant to clause (ii) of the definition of Minimum Return Amount or paragraph 4(d) of Exhibit A of the Declaration), provides an internal rate of return with respect to the Unit equal to 25% (determined as of the date of issuance of such Certificate Shares). For purposes of this definition, the "fair value" of the Index Amount as of a specified date shall equal the product of (i) the Current Market Price of the Class A Common Stock for the 20 consecutive Trading Days immediately preceding such date and (ii) the Index Amount, subject to adjustment as provided herein. The Maximum Return Amount shall be calculated in good faith by the Company, based on this definition or, if contested in writing by Holders of more than 25% of the Certificates being exercised, a nationally recognized investment banking, appraisal or valuation firm, provided that the fees of such firm shall be borne, on the one hand by the Company in proportion to the percentage of the amount in dispute determined by such firm as owing to the Holders and on the other hand by the Holders in proportion to the percentage of the amount in dispute determined by such firm as not owing to the Holders.

                  "Minimum Return Amount" means (i) the amount (determined on the date such amount is actually paid) which, when added to all cash payments and distributions that have been actually paid pursuant to the terms of the corresponding Trust Security (or principal and interest paid on the Debenture following a distribution of Debentures to the Holders) comprising part of a Unit held by a Holder (but excluding any premium paid in connection with a Change of Control Redemption, Change of Control Offer or Optional Redemption pursuant to clause (ii) below or paragraph 4(d) of Exhibit A to the Declaration), yields an internal rate of return with respect to the Unit of the following, depending upon the date of the Purchase Event or Liquidation Event, as applicable:

                Prior to December 15, 2004                         14.0%
                December 15, 2004 to December 14, 2005             15.0%
                December 15, 2005 to December 14, 2006             16.5%
                December 15, 2006 to Election Deadline             18.0%; plus


                  (ii) in the event that (a) the Holder exercises the Certificate in connection with a Change of Control Redemption, Change of Control Offer or Optional Redemption or a Mandatory Redemption, (or is deemed to have exercised under Section 2.02(a)) and (b) the Holder makes a Cash Exercise, an amount for each Certificate exercised for cash as follows, depending on the period during which such exercise and election are made:


                 December 15, 2003 to December 14, 2004            $100
                 December 15, 2004 to December 14, 2005            $ 75
                 December 15, 2005 to December 14, 2006            $ 50
                 December 15, 2006 to Election Deadline            $  0

                  (iii) The Minimum Return Amount shall be calculated in good faith by the Company, based on this definition or, if contested in writing by Holders of more than 25% of the Certificates being exercised, a national recognized investment banking, appraisal or valuation firm, provided that the fees of such firm shall be borne, on the one hand by the Company in proportion to the percentage of the amount in dispute determined by such firm as owing to the Holders and on the other hand by the Holders in proportion to the percentage of the amount in dispute determined by such firm as not owing to the Holders. Any amounts owed but not previously paid under the terms of the Trust Security or the Debenture, as applicable, shall, notwithstanding their inclusion in the calculation of the Minimum Return Amount, only be paid under, to the extent permitted under, the Declaration or Indenture, as applicable, and all such obligations shall be deemed paid and fully satisfied under and in respect of such Trust Security or Debenture, as applicable, at such time as such amounts are paid under the Declaration or Indenture, as applicable.

                  "NASD" means the National Association of Securities Dealers, Inc., or any successor corporation thereto.

                  "NASDAQ" means the NASDAQ Stock Market.

                  "Non-Affiliate Sale" has the meaning set forth in Section 4.08(a) hereof

                  "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit E hereto.

                  "Notice Event" has the meaning set forth in Section 5.01 hereof.

                  "Optional Redemption" means a redemption by the Company of the Debentures, at the Company's option, as provided in Section 3.01(a) of the Indenture.

                  "Other Registering Stockholders" has the meaning set forth in
Section 10.03(b) hereof.

                  "Outstanding" means, when used with reference to Capital Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of such Capital Stock, except shares then owned or held by, or for the account of, the

Company or any subsidiary or Affiliate thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of such Capital Stock.

                  "Participating Holder" has the meaning set forth in Section 10.03(a) hereof.

                  "Permitted Holders" means Hallmark Cards and its Affiliates.

                  "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  "Piggy-back Notice" has the meaning set forth in Section 10.03(a) hereof.

                  "Preferred Securities" means that class of preferred securities representing undivided preferred beneficial interests in the assets of Trust having such terms as are set forth in the Declaration.

                  "Preferred Securities Guarantee" means the guarantee agreement, dated as of December 17, 2001, between the Company and JPMorgan Chase Bank, as the initial Preferred Securities Guarantee Trustee thereunder in respect of the Preferred Securities.

                  "Preferred Stock," as applied to the Capital Stock of any Person, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

                  "Prospectus" means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A under the Securities Act or any successor rule thereto) included in a Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Applicable Securities covered by a Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

                  "Purchase Event" means any of a Change of Control Redemption, a Change of Control Offer, an Optional Redemption, a Special Event Redemption or a Mandatory Redemption.

                  "Registrable Securities" means (a) the shares of Class A Common Stock acquired or received by the Holder pursuant to this Agreement and the Certificates or otherwise, and (b) any securities of the Company issued or issuable with respect to any shares of Class A Common Stock referred to in subdivision (a) or (b) upon conversion of such shares or by way of stock dividend or stock split or in connection with a combination or conversion of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

                  "Registration" means a registration under the Securities Act effected pursuant to Section 10.01, Section 10.02 or Section 10.03 hereof.

                  "Registration Expenses" has the meaning set forth in Section
10.05 hereof.

                  "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company under the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Securities Purchase Agreement" means the Securities Purchase Agreement, dated as of December 17, 2001, by and among the Company, the Trust and the Investors named therein.

                  "Senior Indebtedness" means (i) Indebtedness of the Company, whether outstanding on the Issue Date or thereafter incurred and (ii) accrued and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not post-filing interest is allowed in such proceeding), fees, expenses, reimbursement obligations under letters of credit and any other "Obligations" (as defined in the Credit Agreement) under the Credit Agreement, in each case of clauses (i) and (ii) in respect of (A) Indebtedness of the Company for money borrowed and (B) Indebtedness evidenced by debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable, unless, in the case of clauses (i) and (ii), in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are not superior in right of payment to the Debentures and the Certificates; provided, however, that Senior Indebtedness shall not include:
(a) any obligation of the Company to any Subsidiary of the Company; (b) any liability for federal, state, local or other taxes owed or owing by the Company or any Subsidiary of the Company (including payments pursuant to any tax sharing agreement between the Company and any of its Subsidiaries, on the one hand, and Hallmark Cards and any of its Subsidiaries, on the other hand); (c) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities); (d) any Indebtedness of the Company (and any accrued and unpaid interest in respect thereof) which is subordinate or junior in any respect to any other Indebtedness or other obligation of the Company; (e) that portion of any Indebtedness which at the time of incurrence is incurred in violation of the Indenture or this Agreement; or (f) obligations in respect of performance, bid and surety bonds and completion guarantees provided by the Company or any Subsidiary.

                  "Shares Exercise" has the meaning set forth in Section 2.01(a) hereof.

                  "Special Event" means a Tax Event or an Investment Company Event.

                  "Special Event Redemption" means the redemption by the Company of any and all of the Outstanding Debentures, in whole but not in part, in the event of a Special Event, at any time on or prior to December 14, 2003, as provided in Section 3.01(b) of the Indenture.

                  "Subordination and Support Agreement" means the Subordination and Support Agreement, dated as of December 17, 2001, by and among the Company, the Trust, Hallmark Cards, the Indenture Trustee, the Property Trustee and the Holders named therein.

                  "Subsidiary" means, with respect to any Person, (i) any corporation at least a majority of whose outstanding Voting Stock shall at the time be owned, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner.

                  "Tax Event" means that the Regular Trustees under the Declaration shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that on or after the Issue Date, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority therefore or therein, or (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after the Issue Date, there is more than an insubstantial risk that (i) the Trust is or will be within 90 days of the date thereof, subject to United States federal income tax with respect to interest accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges, or (iii) interest payable by the Company to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible, in whole or in part, by the Company for United States federal income tax purposes.

                  "Trading Day" means any day on which the principal stock exchange or the NASDAQ on which the Class A Common Stock is then listed or admitted to trading is open for normal trading.

                  "Transaction Documents" means this Agreement, the Securities Purchase Agreement, the Certificates, the Indenture, the Debentures, the Preferred Securities Guarantee, the Declaration, the certificates representing the Trust Securities and the Subordination and Support Agreement.

                  "Transfer" means any transfer, hypothecation, assignment or other disposition of any Certificate or Certificate Shares or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

                  "Trust" has the meaning set forth in the recitals to this Agreement.

                  "Trust Securities" means the Preferred Securities and the Common Securities issued by the Trust.

                  "Underwriter" has the meaning set forth in Section 10.06 hereof.

                  "Unit" has the meaning set forth in the recitals to this Agreement.

                  "Voting Stock" of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

                                  ARTICLE II.

                             EXERCISE OF CERTIFICATE

                  SECTION 2.01. Exercise.

                  (a) Subject to the terms and conditions hereof, each Holder may elect the manner of exercise of one or more Certificates represented by this Agreement for, at the Holder's election, either (i) a cash payment in the amount of the Minimum Return Amount (the "Cash Exercise") determined on the date the Trust redeems or purchases the Trust Securities (or the Company redeems or purchases the Debentures or such Debentures mature or are accelerated, in each case following a distribution of Debentures to the Holders) pursuant to a Purchase Event or Liquidation Event, multiplied by the number of Certificates so exercised, or (ii) the right to purchase the Index Amount of Certificate Shares purchasable hereunder at the Index Price multiplied by the number of Certificates so exercised (the "Shares Exercise"), which right to purchase may be exercised on any Business Day on or after the date the Trust redeems or purchases the corresponding Trust Securities (or the Company redeems or purchases the corresponding Debentures or such Debentures mature or are accelerated, in each case following a distribution of Debentures to the Holders) pursuant to such Purchase Event or Liquidation Event until, but no later than, the Expiration Date; provided, however, that in the case of clause (ii), the Trust or the Company, as applicable, shall have paid all cash payments and distributions required to be paid pursuant to the terms of the corresponding Trust Security (or principal and interest paid on the corresponding Debenture following a distribution of

Debentures to Holders). Holders may exercise one or more Certificates represented by this Agreement in any combination of a Cash Exercise and a Shares Exercise.

                  (b) In the case of a Shares Exercise, the Holder may elect to exercise one or more Certificates represented by this Agreement, on a net basis, such that without the exchange of any funds, the Holder receives (i) that number of Certificate Shares otherwise issuable upon exercise of a Certificate less
(ii) that number of Certificate Shares having a fair market value equal to the Certificate Shares Price that would otherwise have been paid by the Holder for the Certificate Shares that otherwise would have been issued (the "Cashless Exercise"), which Certificate Shares referred to in this clause (ii) shall thereafter be cancelled. For purposes of the foregoing sentence, "fair market value" of each Certificate Share shall be the Current Market Price of the Class A Common Stock for the twenty consecutive Trading Days immediately preceding the date which is the later of (i) the date on which the Exercise Notice is received by the Company or (ii) the date of exercise set forth in the Exercise Notice (which date shall be during the Exercise Period).

                  (c) The Company shall give the Holder an irrevocable notice (the "Company Notice") not less than 45 nor more than 60 days prior to the date on which the Trust expects to redeem or purchase the Trust Securities (or the Company redeems or purchases the Debentures or such Debentures mature or are accelerated, in each case following a distribution of Debentures to the Holders) in connection with a Purchase Event or a Liquidation Event, which Company Notice shall (i) specify the anticipated date of such redemption or purchase and the date by which an Election Notice must be delivered pursuant to Section 2.02(a) and (ii) set forth the calculation of the Minimum Return Amount and the number of Certificate Shares for which each Certificate is exercisable, upon receipt by the Company of the Certificate Shares Price, provided that, the number of Certificate Shares need not be presented in the case of a Cashless Exercise.

                  SECTION 2.02. Manner of Exercise.

                  (a) In order to exercise Certificates represented by this Agreement, a Holder shall deliver to the Company at its principal office at 6430
S. Fiddlers Green Circle, Suite 500, Greenwood Village, Colorado 80111, or at the office or agency designated by the Company pursuant to Article XIV, within 30 days following receipt of the Company Notice, a notice of election (the "Election Notice"), substantially in the form attached hereto as Exhibit B, specifying the number of Certificates being elected for Cash Exercise and the number of Certificates being elected for Shares Exercise. If the Company fails to receive an Election Notice from any Holder within 30 days of receipt of the Company Notice such Holder shall be deemed to have made a Cash Exercise with respect to that number of Certificates held of record by such Holder exercisable for that number of Certificate Shares equal to the number of Units corresponding to the liquidation amount of the Preferred Securities (or the principal amount of Debentures following distribution of the Debentures to the Holders) redeemed or purchased. If the Company fails to receive a revocation of an Election Notice prior to the redemption or purchase date giving rise to the Company Notice, the election made in the Election Notice previously received by the Company shall be deemed to have been irrevocably made. In the event of a Cash Exercise, the Company shall pay all amounts due pursuant to Sections 2.01(a) and 2.02(b) hereof. In the event of a Shares Exercise, the Holder may exercise the Certificates with respect to which a Shares Exercise has been elected, by providing a notice of exercise (the "Exercise Notice") substantially in the form attached hereto as Exhibit C, to exercise their Certificates at anytime on or after a Purchase Event or Liquidation Event but not later than 5:00 P.M., New York time on the Expiration Date (the "Exercise Period"), together with delivery of such Certificates to the Company, which notice shall specify the number of shares of Class A Common Stock to be purchased thereby and whether the Holder is electing the Cashless Exercise or the payment of the Certificate Shares Price. Each Election Notice and Exercise Notice shall be duly executed by each Holder or its agent or attorney. Each Holder agrees to execute such amendments contemplated by Section 2.02(d) hereof and/or receipts requested by the Company. In the event of a Shares Exercise, (a) if the Company fails to receive an Exercise Notice from any Holder on or before the Expiration Date, then such Holder shall be deemed to have made a Cashless Exercise on the Expiration Date with respect to that number of Certificates held of record by such Holder and (b) if the Company fails to receive a revocation of an Exercise Notice prior to the Expiration Date, then the election made in such Exercise Notice shall be deemed to have been irrevocably made.

                  (b) The Company shall (i) in the event of a Cash Exercise, deliver or cause to be delivered by wire transfer in immediately available funds, an amount equal to the Minimum Return Amount, to the account specified by the Holder in the Election Notice on the date the Trust redeems or purchases the corresponding Trust Securities (or the Company redeems or purchases the Debentures or such Debentures mature or are accelerated, in each case following a distribution of Debentures to the Holders), or (ii) in the event of a Shares Exercise, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Class A Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided as promptly as reasonably practicable following the delivery of an Exercise Notice, but in no event earlier than the date on which the Trust redeems or purchases the corresponding Trust Securities (or the Company redeems or purchases the Debentures or such Debentures mature or are accelerated, in each case following a distribution of Debentures to the Holders). Any stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such Holder shall request in the Exercise Notice and shall be registered in the name of Holder or, subject to Article IX, such other name as shall be designated in the Exercise Notice. In the case of a Cash Exercise, the Certificates represented by this Agreement shall be deemed to have been exercised on date of the earlier of the applicable Purchase Event or Liquidation Event. In the case of a Shares Exercise, the Certificates represented by this Agreement shall be deemed to have been exercised and such Certificate Shares shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Certificate Shares for all purposes, as of the date which is the later of (i) the date on which the Exercise Notice is received by the Company or (ii) the date of exercise set forth in the Exercise Notice (which date shall be during the Exercise Period). All taxes required to be paid by Holder, if any, pursuant to Section 2.04 prior to the issuance of such Certificate Shares shall have been paid.

                  (c) If, in connection with a Purchase Event or Liquidation Event, a Holder elects a Shares Exercise with respect to any Certificates held by it pursuant to Section 2.01, the Holder and any future Holder thereof shall permanently forego its right to receive the Minimum Return Amount with respect to any such Certificates and shall instead retain solely the rights of Shares Exercise under this Agreement with respect thereto, the obligations of which shall thereafter be satisfied upon the Holder's exercise of such Certificates solely by delivery to the Holder of Certificate Shares. Subsequent to a Purchase Event in connection with which the Holder elects the Shares Exercise pursuant to
Section 2.01 or Section 2.02, the Holder shall have the right to exercise such Holder's Certificates as provided in the foregoing sentence at any time during the Exercise Period.

                  (d) If Certificates represented by this Agreement shall have been exercised in part, the Company shall, as promptly as reasonably practicable following the time of delivery of the certificate or certificates relating to Certificate Shares deliver to Holder a new Certificate representing the unpurchased shares of Class A Common Stock underlying the unexercised Certificates. Notwithstanding any provision herein to the contrary, the Company shall not be required to register shares in the name of any Person who acquired Certificates or any Certificate Shares otherwise than in accordance with this Agreement.

                  (e) In the case of a Shares Exercise, payment of the Certificate Shares Price shall be made at the option of the Holder by (i) certified or official bank check, (ii) by the surrender of shares of Class A Common Stock of the Company with a Current Market Price for the twenty consecutive Trading Days immediately preceding the date of such surrender equal to the Certificate Shares Price for all shares then being purchased, (iii) the Company's withholding of Certificate Shares (or the right to receive such number of shares) pursuant to a Cashless Exercise, or (iv) any combination thereof, duly endorsed by or accompanied by appropriate instruments of transfer duly executed by Holder or by Holder's attorney duly authorized in writing.

                  (f) Upon the occurrence of a Bankruptcy Event, the Minimum Return Amount shall be immediately due and payable without any further action by the Holder; provided, that, if holders of the majority in aggregate principal amount of the Debentures rescind and annul such declaration and its consequences, pursuant to the provisions of the Indenture, the Minimum Return Amount shall correspondingly cease to be immediately due and payable and shall continue to be payable pursuant to the other provisions of this Agreement.

                  (g) In the event that the principal of and any accrued and unpaid interest, if any, on Debentures becomes immediately due and payable in accordance with the provisions of the Indenture, thereupon the Minimum Return Amount shall also become immediately due and payable to the Holder without any further action by the Holders; provided, that, if holders of the majority in aggregate principal amount of the Debentures rescind and annul such declaration and its consequences, pursuant to the provisions of the Indenture, the Minimum Return Amount shall correspondingly cease to be immediately due and payable and shall continue to be payable pursuant to the other provisions of this Agreement.

                  SECTION 2.03. Material Transaction Announcement.

                  If (a) within three months of an Optional Redemption in which a Holder elects the Cash Exercise, the Company shall publicly announce the actual or expected execution of a Material Transaction Agreement, and (b) the Current Market Price for the 20 consecutive Trading Days immediately following the date of such announcement shall exceed the Current Market Price for the 20 consecutive Trading Days immediately preceding the date of such announcement by more than 15%, then the Company shall, within 30 days of such announcement, pay any such Holder an amount, if any, by which (A) the product of (x) the Index Amount of Certificate Shares that such Holder would have received if such Holder had elected the Cashless Exercise in connection with such Optional Redemption (in lieu of the Cash Exercise elected by such Holder) and (y) the Current Market Price for the 20 consecutive Trading Days immediately following the date of such announcement exceeds (B) the sum of the aggregate Minimum Return Amount with respect to such Cash Exercise plus interest on such aggregate Minimum Return Amount from the date such Holder elected the Cash Exercise to the 20th Trading Day following the announcement of the Material Transaction Agreement at an annual interest rate equal to 10%.

                  SECTION 2.04. Payment of Taxes.

                  All shares of Class A Common Stock issuable upon the exercise of Certificates pursuant to the terms hereof shall be validly issued, fully paid and nonassessable. The Company shall pay all reasonable expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon Holder, in which case such taxes or charges shall be paid by Holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Class A Common Stock issuable upon exercise of Certificates in any name other than that of Holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due.

                  SECTION 2.05. Fractional Shares.

                  The Company shall not be required to issue a fractional share of Class A Common Stock upon exercise of any Certificate. As to any fraction of a share which the Holder of one or more Certificates, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall combine all fractions into whole numbers and pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price for the twenty consecutive Trading Days immediately preceding the date of exercise.

                  SECTION 2.06. Continued Validity.

                  A holder of shares of Class A Common Stock issued upon the exercise of Certificates represented by this Agreement, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled, in its capacity as a former Holder, with respect to such shares to all rights to which it would have been entitled as a Holder under Articles X, XI and XV of this Agreement. The Company shall, at the time of each exercise of Certificates represented by this Agreement, in whole or in part, upon the request of the holder of the shares of Class A Common Stock issued upon such exercise, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights; provided, however, that if such holder fails to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder all such rights.

                                  ARTICLE III.

                       TRANSFER, DIVISION AND COMBINATION

                  SECTION 3.01. Transfer.

                  Subject to compliance with Article IX, transfer of Certificates represented by this Agreement and all rights hereunder, in whole or in part, may be made and shall be registered on the books of the Company to be maintained for such purpose, upon surrender of Certificates represented by this Agreement at the principal office of the Company referred to in Section 2.02(a) or the office or agency designated by the Company pursuant to Article XIV, together with a written assignment of such Certificates substantially in the form of Exhibit D hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Article IX, execute and deliver a new Certificate or Certificates in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Certificate evidencing the portion of any Certificate not so assigned, and this Certificate shall promptly be cancelled. A Certificate, if properly assigned in compliance with Article IX, may be exercised by a new Holder for the purchase of shares of Class A Common Stock.

                  SECTION 3.02. Division and Combination.

                  Subject to Article IX, the Certificates represented by this Agreement may be divided or combined with other Certificates upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Certificates are to be issued, signed by Holder or its agent or attorney. Subject to compliance with
Section 3.01 and with Article IX, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a Certificate or Certificates to be divided or combined in accordance with such notice.

                  SECTION 3.03. Expenses.

                  The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Certificates under this Article III.

                  SECTION 3.04. Maintenance of Books.

                  The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Certificates.

                                  ARTICLE IV.

                   ADJUSTMENT OF INDEX PRICE AND INDEX AMOUNT

                  SECTION 4.01. General.

                  The Index Price and Index Amount shall be adjusted, to the extent necessary, from time to time (i) in connection with a Shares Exercise such that the Index Price shall be increased so that the internal rate of return with respect to the Unit corresponding to each Certificate being exercised will be no more than the Maximum Return Amount with respect to such Certificate Shares and (ii) upon the occurrence of the events enumerated in this Article IV. For purposes of this Article IV and Article V only, "Class A Common Stock" includes shares now or hereafter authorized of any class of common stock of the Company (including the Class B Common Stock of the Company) and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount. The Index Price will in no event be less than the par value of the Class A Common Stock; provided, however, the foregoing minimum Index Price shall not be applicable for purposes of determining adjustments to the number of shares issuable upon exercise of a Certificate pursuant to Section 4.13.

                  SECTION 4.02. Adjustment for Change in Capital Stock.

                  (a) If the Company (i) pays a dividend in shares of Class A Common Stock or makes a distribution on its Class A Common Stock in shares of its Class A Common Stock, (ii) subdivides its outstanding shares of Class A Common Stock into a greater number of shares, (iii) combines its outstanding shares of Class A Common Stock into a smaller number of shares, (iv) makes a distribution on its Class A Common Stock in shares of its capital stock other than Class A Common Stock or (v) issues by reclassification of its Class A Common Stock any shares of its capital stock, then the Index Price in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Certificate thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which such holder would have owned immediately following such action if such Certificate had been exercised immediately prior to such action.

                  (b) The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. If, after an adjustment, a holder of a Certificate upon exercise of that Certificate may receive shares of two or more classes of capital stock of the Company, the Company shall determine, in good faith, the allocation of the adjusted Index Price between the classes of capital stock. After such allocation, the exercise privilege and the Index Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Class A Common Stock in this Article IV. Such adjustment shall be made successively whenever any event listed above shall occur.

                  SECTION 4.03. Adjustment for Rights Issue.

                  (a) If the Company distributes or sells any rights, options or warrants to all existing holders of Class A Common Stock (other than to officers, employees, consultants or directors of the Company and its subsidiaries) entitling such holders to purchase shares of Class A Common Stock at a price per share less than the Fair Value (as defined herein) per share on that record date, the Index Price shall be adjusted in accordance with the formula:


                                            O + N  x  P
                                                -------
                                                   M
                          E' =  E  x        -----------
                                                O  +  N

where:

                         E'  =   the adjusted Index Price.

                         E   =   the current Index Price.

                         O   =   the number of shares of Class A Common Stock
                                 outstanding on the record date.

                         N   =   the number of additional shares of Class A
                                 Common Stock issuable pursuant to such
                                 rights, options or warrants.

                         P   =   the price per share of the additional
                                 shares (combining the issue price, if
                                 any, of such rights, options or warrants plus the exercise price thereof).

                         M   =   the Fair Value per share of Class A
                                 Common Stock on the record date.

                  (b) The adjustment shall be made successively whenever shares of Class A Common Stock are issued upon exercise of any such rights, options or warrants are issued and shall become effective immediately after the date such additional shares are issued.

                  SECTION 4.04. Adjustment for Other Distributions.

                  (a) If the Company distributes to all existing holders of its Class A Common Stock any of its assets (including ordinary cash dividends) or debt securities or any rights or warrants to purchase debt securities of the Company, the Index Price shall be adjusted in accordance with the formula:


                                           M   -   F
                         E'   =    E   x   ---------
                                               M

where:

                         E'   =    the adjusted Index Price.

                         E    =    the current Index Price.

                         M    =    the Fair Value per share of Class A
                                   Common Stock on the record date mentioned below.

                         F    =    the fair market value on the record
                                   date of the assets, securities, rights or warrants to be distributed in respect of one share of Class A Common Stock as determined in good faith by the Board of Directors.

                  (b) The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

                  (c) This Section 4.04 does not apply to rights, options or warrants referred to in Section 4.03 hereof.

                  SECTION 4.05. Adjustment for Class A Common Stock Issue.

                  (a) If the Company issues shares of Class A Common Stock for a consideration per share less than the Fair Value per share on the date the Company receives the consideration for such additional shares (other than to officers, employees, consultants or directors of the Company and its subsidiaries), the Index Price shall be adjusted in accordance with the formula:

                                             P
                                            ---
                                       O  +  M
                     E'   =   E  x     --------
                                          A

where

                     E'   =   the adjusted Index Price.

                     E    =   the then current Index Price.

                     O    =   the number of shares outstanding immediately
                              prior to the issuance of such additional shares.

                     P    =   the aggregate consideration received for the
                              issuance of such additional shares.

                     M    =   the Fair Value per share on the date of issuance
                              of such additional shares.

                     A    =   the number of shares outstanding immediately
                              after the issuance of such additional shares.

                  (b) The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

                  (c) This Section 4.05 does not apply to:

                           (i) any of the transactions described in Sections
                  4.02, 4.03 and 4.04,

                           (ii) the exercise of Certificates, or the conversion
                  or exchange of other securities convertible into or exchangeable for shares of Class A Common Stock, the issuance of which caused an adjustment to be made under Section 4.06,

                           (iii) Class A Common Stock upon the exercise of
                  rights, options or warrants issued to the holders of Class A Common Stock for which an adjustment has been made pursuant to
                  Section 4.03, or

                           (iv) Class A Common Stock issued to shareholders of
                  any Person which merges into the Company, or with a subsidiary of the Company, in proportion to the stock holdings of such Person immediately prior to such merger, upon such merger.

                  SECTION 4.06. Adjustment for Convertible Securities Issue.

                  (a) If the Company issues any securities convertible into or exchangeable for shares of Class A Common Stock (other than securities for which adjustments are made pursuant to Sections 4.03 and 4.04) for a consideration per share of Class A Common Stock initially deliverable upon conversion or exchange of such securities less than the Fair Value per share on the date of issuance of such securities, the Index Price shall be adjusted in accordance with this formula:


                                            P
                                           ---
                                      O  +  M
                      E'  =   E  x   ---------
                                      O  +  D

where:

                      E'  =   the adjusted Index Price.

                      E   =   the then current Index Price.

                      O   =   the number of shares outstanding immediately
                              prior to the issuance of such securities.

                      P   =   the aggregate consideration received for the
                              issuance of such securities.

                      M   =   the Fair Value per share on the date of issuance
                              of such securities.

                      D   =   the maximum number of shares
                              deliverable upon conversion or in
                              exchange for such securities at the
                              initial conversion or exchange rate.

                  (b) The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such conversion or exchange.

                  (c) If all of the Class A Common Stock deliverable upon conversion or exchange of such securities have not been issued when such securities are no longer outstanding, then the Index Price shall be readjusted upon such conversion or exchange to the Index Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Class A Common Stock issued upon conversion or exchange of such securities.

                  (d) This Section 4.06 does not apply to convertible securities issued in lieu of Class A Common Stock to shareholders of any Person which merges into the Company, or with a subsidiary of the Company, in proportion to their stock holdings of such Person immediately prior to such merger, upon such merger.

                  SECTION 4.07. Consideration Received.

                  For purposes of any computation respecting consideration received pursuant to Sections 4.05 and 4.06, the following shall apply:

                  (a) in the case of the issuance of shares of Class A Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting or placement of the issue or otherwise in connection therewith;

                  (b) in the case of the issuance of shares of Class A Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors including a majority of the Disinterested Directors (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a Board resolution which shall be furnished to the Holders;

                  (c) in the case of the issuance of securities convertible into or exchangeable for shares of Class A Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (a) and (b) of this Section 4.07); and

                  (d) in the case of the issuance of shares of Class A Common Stock pursuant to rights, options or warrants which rights, options or warrants were originally issued together with one or more other securities as part of a unit at a price per unit, the consideration shall be deemed to be the fair value of such rights, options or warrants at the time of issuance thereof as determined in good faith by the Board of Directors, including a majority of the Disinterested Directors, whose determination shall be conclusive and described in a Board resolution plus the additional minimum consideration, if any, to be received by the Company upon the exercise, conversion or exchange thereof (as determined in the same manner as provided in clauses (a) and (b) of this Section 4.07).

                  SECTION 4.08. Fair Value.

                  The "Fair Value" per security at any date of determination shall be (i) in connection with a sale by the Company to a party that is not an Affiliate of the Company in an arm's-length transaction (a "Non-Affiliate Sale"), the price per security at which such security is sold and (ii) in connection with any sale by the Company to an Affiliate of the Company, (A) the Current Market Price of the Class A Common Stock for the twenty consecutive Trading Days immediately preceding the date on which the Company entered into an agreement to sell such security to such Affiliate, or (B) if the Class A Common Stock is not listed on a nationally recognized stock exchange or quoted on any inter-dealer system or, if it is otherwise not possible to calculate such Current Market Price, the fair market value of such security determined (1) in good faith by a majority of the Board of Directors, including a majority of the Disinterested Directors, and approved in a Board resolution or (2) by a nationally recognized investment banking, appraisal or valuation firm, in each case, taking into account, among all other factors deemed relevant by the Board of Directors or such investment banking, appraisal or valuation firm, the trading price and volume of such security on any national securities exchange or automated quotation system on which such security is traded.

                  SECTION 4.09. When De Minimis Adjustment May Be Deferred.

                  No adjustment in the Index Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Index Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article IV shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

                  SECTION 4.10. When No Adjustment Required.

                  With respect to the Certificates of any Holder, no adjustment need be made for a transaction referred to in Section 4.02, 4.03, 4.04, 4.05,
4.06 or 4.07 hereof, if such Holder is to participate (without being required to exercise its Certificates) in the transaction on the same basis and with notice that the Board of Directors, determines to be fair and appropriate in light of the basis and notice on which holders of Class A Common Stock participate in the transaction. No adjustment need be made for (a) rights to purchase Class A Common Stock pursuant to a Company plan for reinvestment of dividends or interest or (b) a change in the par value or no par value of the Class A Common Stock. To the extent the Certificates became convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash. Without limiting any other exception contained in this Article IV, and in addition thereto, no adjustment will be made for: (i) exercises or conversions of any rights, warrants, options, or convertible securities outstanding on the date hereof;
(ii) Class A Common Stock issued to the Company's directors, employees or consultants (or directors, employees or consultants of its subsidiaries) under bona fide employee benefit plans adopted by the Board of Directors and approved by the holders of Class A Common Stock when required by law, if such Class A Common Stock would otherwise be covered by this Article IV (but only to the extent that the aggregate number of shares excluded by this Article IV and issued after the date of this Agreement shall not exceed 10% of the Class A Common Stock outstanding at the time of the adoption of each such plan, exclusive of anti-dilution adjustments thereunder); or (iii) Class A Common Stock issued in a bona fide private placement through a placement agent which is a member firm of the National Association of Securities Dealers, Inc. (except to the extent that any discount from the current market price attributable to restrictions on transferability of the Class A Common Stock, as determined in good faith by the Board of Directors and described in a Board resolution, shall exceed 10%), (iv) issuances of rights, warrants, options or convertible securities as compensation in lieu of cash in connection with any financing transaction including commercial bank facilities, bridge financing commitments or arrangements or other issuances of primary debt obligations or securities or
(v) shares of Class A Common Stock issued pursuant to the most-favored-nation or similar clause in any Affiliation Agreement.

                  SECTION 4.11. Notice of Adjustment.

                  Whenever the Index Price is adjusted, the Company shall provide the notices required by Section 5.01 hereof.

                  SECTION 4.12. When Issuance or Payment May Be Deferred.

                  In any case in which this Article IV shall require that an adjustment in the Index Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the Holder of any Certificate exercised after such record date the Certificate Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Certificate Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Index Price and (ii) paying to such Holder any amount in cash in lieu of a fractional share pursuant to Section 2.06 hereof; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional Certificate Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

                  SECTION 4.13. Adjustment in Index Amount.

                  Upon each adjustment of the Index Price pursuant to this
Article IV, each Certificate outstanding prior to the making of the adjustment in the Index Price shall thereafter evidence the right to receive upon payment of the adjusted Index Price that Index Amount (calculated to the nearest hundredth) obtained from the following formula:

                                          E
                         N'  =    N x   -----
                                          E'

where

                         N'  =    the adjusted Index Amount.

                         N   =    the Index Amount prior to adjustment.

                         E'  =    the adjusted Index Price.

                         E   =    the Index Price prior to adjustment.


                                   ARTICLE V.

                            NOTICE OF CERTAIN EVENTS

                  SECTION 5.01. Notice Events. In the event (a "notice event") that:

                  (a) the Company (i) pays a dividend in shares of Class A common stock or makes a distribution on its Class A common stock in shares of its Class A common stock, (ii) subdivides its outstanding shares of Class A common stock into a greater number of shares, (iii) combines its outstanding shares of Class A common stock into a smaller number of shares, (iv) makes a distribution on its Class A common stock in shares of its capital stock other than Class A common stock or (v) issues by reclassification of its Class A common stock any shares of its capital stock,

                  (b) the Company distributes or sells any rights, options or warrants to all existing holders of Class A Common Stock (other than to officers, employees, consultants or directors of the Company and its Subsidiaries) entitling such holders to purchase shares of Class A common stock at a price per share less than the Fair Value per share on that record date,

                  (c) the Company distributes to all existing holders of its Class A common stock any of its assets (including ordinary cash dividends), debt securities or any rights or warrants to purchase debt securities of the Company,

                  (d) the Company issues shares of Class A common stock for a consideration per share less than the Fair Value per share on the date the Company receives the consideration for such additional shares (other than to officers, employees, consultants or directors of the Company and its subsidiaries),

                  (e) the Company issues any securities convertible into or exchangeable for shares of Class A common stock (other than securities issued in transactions described in clauses (b) and (c) above) for a consideration per share of Class A common stock initially deliverable upon conversion or exchange of such securities less than the Fair Value per share on the date of issuance of such securities,

                  (f) of any liquidation or merger to which the Company is a party and for which approval of any of the Company's stockholders is required, other than a consolidation or merger in which the Company is a continuing corporation and that does not result in any reclassification or change of the shares of Class A Common Stock issuable upon the exercise of this Agreement,

                  (g) of the conveyance or transfer of the Company's properties and assets, substantially as an entirety, or

                  (h) of the Company's voluntary or involuntary dissolution, liquidation or winding-up,

then, in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least 20 days prior to the applicable record or effective date hereinafter specified, other than with respect to Sections 5.01(d) and (e) above, a notice stating the dates as of which (i) the holders of capital stock of record to be entitled to receive any such rights, certificates or distributions or to be entitled to vote on such Notice Event are to be determined, (ii) such Notice Event is expected to become effective, and (iii), if applicable, it is expected that Holders of record of Certificates shall be entitled to exercise their Certificates in connection with such Notice Event.

                                   ARTICLE VI.

                                  NO IMPAIRMENT

                  The Company will (a) not increase the par value of any shares of Class A Common Stock receivable upon the exercise of Certificates represented by this Agreement above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Class A Common Stock upon the exercise of Certificates represented by this Agreement, and (c) use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Agreement.

                                  ARTICLE VII.

  RESERVATION AND AUTHORIZATION OF CLASS A COMMON STOCK; REGISTRATION WITH OR
                     APPROVAL OF ANY GOVERNMENTAL AUTHORITY

                  From and after the Issue Date, the Company shall at all times reserve and keep available for issue upon the exercise of Certificates such number of its authorized but unissued shares of Class A Common Stock as will be sufficient to permit the exercise in full of all outstanding Certificates. All shares of Class A Common Stock which shall be so issuable, when issued upon exercise of any Certificate and payment therefor in accordance with the terms of such Certificate, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

                  Subject to the last sentence of Section 4.01 hereof, before taking any action which would result in an adjustment in the number of shares of Class A Common Stock for which Certificates represented by this Agreement are exercisable or in the Index Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

                                 ARTICLE VIII.

             TAKING OF RECORD; STOCK AND CERTIFICATE TRANSFER BOOKS

                  In the case of all dividends or other distributions by the Company to the holders of its Class A Common Stock with respect to which any provision of Article IV refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Certificate transfer books so as to result in preventing or delaying the exercise or transfer of any Certificate.

                                   ARTICLE IX.

                         RESTRICTIONS ON TRANSFERABILITY

                  SECTION 9.01. No Separate Transfer

                  The Certificates comprising part of a Unit shall not be Transferred separately from the Trust Security (or the Debenture following a distribution of Debentures to the Holders) comprising part of such Unit on or prior to the earlier of (a) the Expiration Date and (b) the date the Trust redeems or purchases in full the corresponding Trust Securities (or the Company redeems or purchases in full the corresponding Debentures or such Debentures are paid at maturity upon acceleration or otherwise, in each case following a distribution of Debentures to the Holders) pursuant to a Purchase Event or Liquidation Event.

                  Each Holder, by its acceptance of the Certificates, shall be deemed to have acknowledged, represented to and agreed with the Company that such Holder understands and acknowledges that (1) the Certificates and securities issuable pursuant thereto have not been registered under the Securities Act or any other applicable securities laws and are not freely transferable without registration under or an exemption from the Securities Act,
(2) the Certificates are being purchased for the account of the Holder without a view to distribute, or for offer or sale in connection with any distribution of, the Certificates in violation of the Securities Act or any other applicable securities laws and (3) in the absence of registration, the Certificates can only be transferred pursuant to an exemption under the Securities Act and upon delivery of such certifications and an opinion of counsel reasonably acceptable to the Company to such effect and in accordance with any other applicable securities laws and that such Holder will notify the transferee of such resale restrictions.

                  SECTION 9.02. Compliance

                  The Holder shall effect any Transfer of Certificates (or Debentures following a distribution of Debentures to the Holders) represented hereby, either as part of a Unit or separately (as provided in Section 9.01) in accordance with the conditions specified in this Article IX, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Certificate or any Certificate Shares. Holder agrees to be bound by the provisions of this Article IX.

                  SECTION 9.03. Restrictive Legend.

                  Prior to any Purchase Event or Liquidation Event and the registration of the Certificate Shares underlying Certificates represented by this Agreement in accordance with Article X, Certificates shall be stamped or otherwise imprinted with a legend in substantially the following form:

"EACH HOLDER OF THE CERTIFICATES, BY ITS ACCEPTANCE HEREOF, WILL BE DEEMED TO HAVE ACKNOWLEDGED, REPRESENTED TO AND AGREED WITH THE COMPANY THAT SUCH HOLDER UNDERSTANDS AND ACKNOWLEDGES THAT (1) THE CERTIFICATES AND SECURITIES ISSUABLE PURSUANT THERETO HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES LAWS AND ARE NOT FREELY TRANSFERABLE WITHOUT REGISTRATION UNDER OR AN EXEMPTION FROM THE SECURITIES ACT, (2) THE CERTIFICATES ARE BEING PURCHASED FOR THE ACCOUNT OF THE HOLDER WITHOUT A VIEW TO DISTRIBUTE, OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION OF, THE CERTIFICATES IN VIOLATION OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES LAWS AND (3) IN THE ABSENCE OF REGISTRATION, THE CERTIFICATES CAN ONLY BE TRANSFERRED PURSUANT TO AN EXEMPTION UNDER THE SECURITIES ACT AND UPON DELIVERY OF SUCH CERTIFICATIONS AND AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS AND THAT SUCH HOLDER WILL NOTIFY THE TRANSFEREE OF SUCH RESALE RESTRICTIONS."

                  SECTION 9.04. Permitted Transfers.

                  Subject to Section 9.01, and notwithstanding any other provision to the contrary contained herein, at any time, Holder may transfer a Certificate represented by this Agreement or all or a portion of the Certificate Shares upon the exercise of Certificates to any Affiliate of the Holder that agrees to be bound by the terms hereof.

                  SECTION 9.05. Termination of Restrictions.

                  Notwithstanding the foregoing provisions of Article IX (except
Section 9.01), the restrictions imposed by this Section upon the transferability of the Certificates represented by this Agreement and the Certificate Shares and the legend requirements of Section 9.01 shall terminate as to the Agreement, any particular Certificate or share of Certificate Shares (i) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such security may be transferred without registration thereof under the Securities Act. Whenever the restrictions imposed by Article IX (other than Section 9.01) shall terminate as to this Agreement, as hereinabove provided, the Holder hereof shall be entitled to receive from the Company, at the expense of the Company, an amendment to this Agreement bearing the following legend in place of the restrictive legend set forth hereon:

                           "THE RESTRICTIONS ON TRANSFERABILITY OF THE WITHIN
                  AGREEMENT CONTAINED IN ARTICLE IX HEREOF (OTHER THAN SECTION 9.01) TERMINATED ON ________, 200_, AND ARE OF NO FURTHER FORCE AND EFFECT."

All Certificates issued upon registration of transfer, division or combination of, or in substitution for, any Certificate or Certificates entitled to bear such legend shall have a similar legend endorsed thereon.

                                   ARTICLE X.

                               REGISTRATION RIGHTS


                  SECTION 10.01. Required Registration.

                  The Company shall (i) file with the Commission a Registration Statement for the offering and resale of any and all Certificate Shares subject to acquisition by the Holder upon exercise of the Certificates represented by this Agreement in accordance herewith, and (ii) use its best efforts to cause such Registration Statement to be declared effective, if the Certificates become exercisable in connection with an Optional Redemption, on or prior to the first day on which the Certificates are exercisable, and if the Certificates otherwise become exercisable, no later than 90 days following the day on which the Certificates become exercisable (the "Declaration Date") and, in either case, keep such Registration Effective for a period of no less than 12 months, provided, that if the Company postpones (or, if necessary or advisable, withdraws) the filing, or delays the effectiveness, of a Registration Statement, or fails to keep such Registration Statement continuously effective for any period of time or does not amend or supplement the Registration Statement or included Prospectus, then such period shall be added to such 12 month period; provided further, that, the right of the Company pursuant to Section

10.02(b) shall not be available to the Company and shall not apply, during the 60 consecutive days immediately following the applicable Declaration Date.

                  SECTION 10.02. Demand Registration.

                  (a) In addition to Section 10.01, the Majority Holders as a group, shall have the right (though such right need not be jointly exercised by the Holders of the Certificates), on not more than one occasion in the aggregate (except as provided in clause (d) below) (it being understood and agreed that two or more Holders of Certificates may make a joint Demand hereunder or any Holder of Certificates may join in a Demand made by any other Holder of Certificates, and any such joint Demand or joining in of a Demand shall be deemed to be a single Demand for all purposes hereof), and no more than once during any six-month period, to require the Company to register for offer and sale under the Securities Act (a "Demand") all or a portion of the Certificate Shares held, or represented by Certificates held by such Holders, subject to the restrictions set forth herein; provided that no Holders of Certificates shall be entitled to make a Demand hereunder unless the aggregate offering price of the securities to be offered in such Demand (net of underwriting discounts and commissions) exceeds the amounts set forth below depending on the time such Demand is exercised, as follows:

                                                              Minimum Aggregate
              Date of Demand                                    Offering Price
              --------------                                  -----------------

              Prior to December 15, 2004                          $ 50 million
              December 15, 2004 to December 14, 2005              $ 67 million
              December 15, 2005 to December 14, 2006              $ 84 million
              December 15, 2006 and thereafter                    $100 million


                  As promptly as practicable after the Company receives from a Holder of Certificates (together with any other Holder who elects to participate in the registration requested under the Demand, the "Demanding Holder") a notice pursuant to this Section 10.02(a) (a "Demand Notice"), a copy of which shall have also been delivered to each of the other Holders of Certificates at the same time as to the Company, demanding that the Company register for offer and sale under the Securities Act Certificate Shares, subject to Section 10.02(b), the Company shall (i) use all reasonable efforts to file as promptly as reasonably practicable with the Commission a Registration Statement relating to the offer and sale of the Applicable Securities on such form as the Company may reasonably deem appropriate (provided that the Company shall not, unless the Company otherwise determines, be obligated to register any securities on a "shelf" Registration Statement or otherwise to register securities for offer or sale on a continuous or delayed basis and the Company actually maintains such "shelf" Registration Statement effective) and, thereafter, (ii) after the filing of an initial version of the Registration Statement, use reasonable efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the date of filing of such Registration Statement; provided, however, that no Demanding Holder shall be entitled to be named as a selling securityholder in the Registration Statement or to use the Prospectus forming a part thereof for resales of Certificate Shares unless such Demanding Holder has made an Election. Subject to Section 10.02(b), the Company shall use reasonable efforts to keep each Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable by such Demanding Holder or Holders for resales of Certificate Shares for an Effectiveness Period ending on the earlier of (i) 30 days from the Effective Time of such Registration Statement and (ii) such time as all of such Certificate Shares have been disposed of by the selling Holders.

                  (b) The Company shall have the right to postpone (or, if necessary or advisable, withdraw) the filing, or delay the effectiveness, of a Registration Statement, or fail to keep such Registration Statement continuously effective or not amend or supplement the Registration Statement or included Prospectus, if the Company determines based upon the advice of counsel that it would be advisable to not disclose in the Registration Statement a planned or proposed financing, acquisition or other corporate transaction or other material information, and the Company shall have determined in good faith that such disclosure is not in the best interests of the Company and its stockholders; provided that no one such postponement shall exceed 90 days in any six-month period and all such postponements shall not exceed 180 days in the aggregate. The Company shall advise each of the Demanding Holders in writing of any such determination as promptly as practicable after such determination.

                  (c) In connection with an underwritten offering, if the managing underwriter or underwriters advise the Company that in its or their opinion the number of Applicable Securities subject to a Demand exceeds the number which can be sold in such offering, the Company shall include in such Registration the number of Applicable Securities that, in the opinion of such managing underwriter or underwriters, can be sold in such offering (provided that, in the event of a joint Demand, the Applicable Securities included shall be allocated pro rata among the Demanding Holders on the basis of the relative number of Applicable Securities each such Demanding Holder has requested to be included in such Registration).

                  (d) The Company may include in any Registration requested pursuant to Section 10.02(a) hereof other securities for sale for its own account or for the account of another Person, subject to the provisions of the following sentence. In connection with an underwritten offering, if the managing underwriter or underwriters advise the Company that in its or their opinion the number of Applicable Securities requested by the Demanding Holders, together with other securities for sale for the account of the Company or any other Person, to be registered exceeds the number which can be sold in such offering, the Company shall include in such Registration the number of Applicable Securities and other securities that, in the opinion of such managing underwriter or underwriters, can be sold in such offering as follows: (i) first, shares requested to be included in such underwritten offering by any securityholder of the Company other than the Holder (each an "Other Registering Stockholder") possessing contractual rights to have its shares included in such offering prior to the Applicable Securities, on the date hereof, (ii) second, the Applicable Securities requested to be registered by the Demanding Holder and
(iii) third, any other securities requested to be included in such Registration. In the event that 20% or more of the Certificate Shares requested by the Holders to be included in such Demand initiated by the Holders are excluded therefrom and securities held by other security holders (other than the Holders) are included in such Demand, the Holders shall be entitled to exercise an additional Demand in accordance with this Section 10.02.

                  (e) A Demanding Holder shall have the right to withdraw any Demand (i) prior to the time the Registration Statement in respect of such Demand has been declared effective, (ii) upon the issuance by the Commission or any other governmental agency of a stop order, injunction or other order which interferes with such Registration, (iii) upon the Company's availing itself of
Section 10.02(b), or (iv) if such Demanding Holder is prevented pursuant to
Section 10.02(c) or (d) from selling all of the Applicable Securities it requested to be registered. Notwithstanding such request to withdraw the Demand, the Registration requested by such Demanding Holder shall nonetheless be deemed to have been effected (and, therefore, requested) for purposes of Section 10.02(a) hereof if such Demanding Holder withdraws any Demand (A) pursuant to clause (i) of the preceding sentence after the Commission filing fee is paid with respect thereto or (B) pursuant to clause (iv) of the preceding sentence in circumstances where at least 50% of the Applicable Securities requested to be included in such Registration by such Demanding Holder could have been included, and in each case, (x) the Company has not availed itself of Section 10.02(b) with respect to such Registration request or (y) the Company has availed itself of Section 10.02(b) and the withdrawal request is not made within 10 days after the termination of the suspension period occasioned by the Company's exercise of its rights under Section 10.02(b). If a Demanding Holder withdraws a Demand but the Company nevertheless determines to complete, within 30 days after such withdrawal, the Registration so requested as to securities other than the Applicable Securities, such Demanding Holder shall be entitled to participate in such Registration pursuant to Section 10.03, but in such case the Intended Offering Notice shall be required to be given to such Demanding Holder at least five (5) consecutive Business Days immediately prior to the anticipated filing date of the Registration Statement, or if such Registration Statement has already been filed, within 10 consecutive Business Days immediately following after receipt of the request to withdraw Demand from such Demanding Holder and such Demanding Holder shall be required to give the Piggy-back Notice no later than three (3) consecutive Business Days immediately after the Company's delivery of such Intended Offering Notice.

                  (f) In the event that any Registration pursuant to this
Section 10.02 shall involve, in whole or in part, an underwritten offering, one co-lead managing underwriter shall be selected by the Company and shall be reasonably acceptable to the Demanding Holder, and the other co-lead underwriter shall be selected by such Demanding Holder and shall be reasonably acceptable to the Company, provided that, in the event of a joint Demand, the other co-lead underwriter shall be selected by a majority in interest (by reference to the number of Applicable Securities requested to be included in the Registration) of the Demanding Holders, and shall be reasonably acceptable to the Company. Any additional co-managing underwriters shall be selected by the Company.

                  SECTION 10.03. Piggy-back Registration.

                  (a) If at any time the Company intends to file on its behalf or on behalf of any of its securityholders a Registration Statement under the Securities Act in connection with a public underwritten offering of any securities of the Company on a form and in a manner that would permit the Registration for offer and sale under the Securities Act of Registrable Securities, other than a Registration Statement on Form S-8 or Form S-4, then the Company shall give written notice (an "Intended Offering Notice") of such intention to each Holder then holding Certificates or Certificate Shares at least 20 consecutive Business Days immediately prior to the anticipated filing date of such Registration Statement. Such Intended Offering Notice shall offer to include in such Registration Statement for offer to the public (or, in the event such Registration Statement is filed in connection with the sale of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, to include in a public underwritten offering under such Registration Statement) such number of Certificate Shares as each Holder may request, subject to the conditions set forth herein, and shall specify, to the extent then known, the number and class of securities proposed to be registered, the proposed date of filing of such Registration Statement, any proposed means of distribution of such securities, the proposed managing underwriter or underwriters of such securities and a good faith estimate by the Company of the proposed maximum offering price of such securities, as such price is proposed to appear on the facing page of such Registration Statement. Each Holder shall advise the Company in writing (such written notice being a "Piggy-back Notice") not later than 10 Business Days immediately after the Company's delivery to such Holder of the Intended Offering Notice, if such Holder desires to participate in such offering. The Piggy-back Notice shall set forth the number of Certificate Shares such Holder desires to have included in the Registration Statement and offered to the public. Upon the request of the Company, each Holder electing to include Certificate Shares in the Registration Statement (a "Participating Holder") shall enter into such underwriting, custody and other agreements as are customary in connection with registered secondary offerings or necessary or appropriate in connection with the offering. No Participating Stockholder shall be entitled to be named as a selling securityholder in the Registration Statement or to use the Prospectus forming a part thereof for sales of Certificate Shares unless such Participating Stockholder has made an Election.

                  (b) In connection with any such underwritten offering, if the managing underwriter or underwriters advise the Company in writing that in its or their opinion the number of securities proposed to be registered exceeds the number that can be sold in such offering, the Company shall include in such Registration the number of securities that, in the opinion of such managing underwriter or underwriters, can be sold as follows: (i) first, the securities that the Company proposes to sell or, if the Registration is in response to a demand by any Other Registering Stockholder, any securities requested to be included in such underwritten offering by such Other Registering Stockholder (in the event of a joint demand, pro rata in proportion to the number of Applicable Securities requested to be included by each of the Other Registering Stockholders), (ii) second, securities requested to be included in such Registration by any Other Registering Stockholders possessing contractual rights to have its shares included in such offering prior to the Applicable Securities on the date hereof, (iii) third, any Applicable Securities requested to be included in such Registration by the Holders and (iv) fourth, other securities requested to be included in such Registration.

                  (c) The rights of each Holder pursuant to Sections 10.01 and
10.02 hereof and this Section 10.03 are cumulative, and the exercise of rights under one such Section shall not exclude the subsequent exercise of rights under the other such Section (except to the extent expressly provided otherwise herein). Notwithstanding anything herein to the contrary, the Company may abandon and/or withdraw any Registration as to which any right under this
Section 10.03 may exist at any time and for any reason without liability hereunder. In such event, the Company shall notify each Holder to the extent that it has delivered a Piggy-back Notice to such Holder to participate therein.

                  SECTION 10.04. Registration Procedures.

                  In connection with any Registration required pursuant to this
Article X, the Company shall:

                  (a) prepare and file with the Commission a Registration Statement with respect to such Certificate Shares and cause that Registration Statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

                  (b) prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus in connection therewith as may be necessary to keep the Registration Statement effective until the earliest of (i) one year from the effective date, and (ii) the sale of all Certificate Shares covered thereby;

                  (c) furnish to the Holder such reasonable number of copies of the prospectus, including each preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Certificate Shares;

                  (d) use reasonable efforts to register or qualify the shares of Class A Common Stock covered by the Registration Statement under the securities or Blue Sky laws of such states as the Holder shall reasonably request, and do any and all other reasonable acts that may be necessary or desirable to enable the Holder to consummate the public sale or other disposition in such states of the shares of Class A Common Stock; provided, however, that the Company shall not be required in connection with this clause
(d) to (i) qualify as a foreign corporation or as a dealer in securities or (ii) execute a general consent to service of process or subject itself to tax in any jurisdiction;

                  (e) notify the Holder at any time when a prospectus relating to the shares of Class A Common Stock is required to be delivered under the Securities Act of the happening of any event of which the Company has knowledge as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Holder agrees upon receipt of such notice forthwith to cease making offers and sales of shares of Class A Common Stock pursuant to such Registration Statement or deliveries of the prospectus contained therein for any purpose until the Company has prepared and furnished such amendment or supplement to the prospectus as may be necessary so that, as thereafter delivered to purchasers of such shares of Class A Common Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (f) if the offering is underwritten and at the request of the Holder, use reasonable efforts to furnish on the date that shares of Class A Common Stock are delivered to the underwriters for sale pursuant to such
Registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such Registration, addressed to the underwriters and to such Holder, stating that such Registration Statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the Registration Statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements and the notes thereto and the schedules and other financial and statistical data contained therein) and (C) to such other effect as reasonably may be requested by counsel for the underwriters and
(ii) a letter dated such date from the independent certified public accountants retained by the Company, addressed to the underwriters and to the Holder, stating that they are independent certified public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the Registration Statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters customarily covered by comfort letters (including information as to the period ending no more than five (5) consecutive Business Days immediately prior to the date of such letter) with respect to such Registration as such underwriters reasonably may request;

                  (g) cause all shares of Class A Common Stock covered by such Registration Statement to be listed on each securities exchange on which the Class A Common Stock is then listed or quoted on the over-the-counter market reported by the Nasdaq National Market or any comparable system on which the Class A Common Stock is then quoted;

                  (h) in connection with an underwritten offering, if applicable, use reasonable efforts cause its directors, officers and affiliates to enter into customary lock up agreements;

                  (i) make available for inspection upon reasonable notice during the Company's regular business hours by the Holder, any underwriter participating in any distribution pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by and the Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement; and

                  (j) provide a CUSIP number for all shares of Class A Common Stock covered by such Registration Statement not later than the effective date of such Registration Statement and, if applicable, provide the Company's transfer agent with printed certificates for such Certificate Shares which are in a form eligible for deposit with DTC.

                  In connection with each Registration hereunder, any Holder wishing to participate in such Registration or, if applicable, an underwritten offering, shall (a) provide such information and execute such documents as may reasonably be required in connection with such Registration, (b) agree to sell shares of Class A Common Stock on the basis provided in any underwriting arrangements, (c) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, which arrangements shall not be inconsistent herewith, and (d) keep confidential any notice of the Company pursuant to Section 10.04(e) and the confidential information provided pursuant to such notice by the Company in connection with any Registration pursuant to this Article X, provided that such notice and confidential information shall be kept confidential for a period of 15 days following receipt thereof; provided that upon the expiration of such 15-day period, the Company shall be required to publicly disclose the information in such notice.

                  In connection with each Registration covering an underwritten public offering, the Company and the Holder agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business of such an arrangement between such underwriter and companies of the Company's size and investment stature.

                  SECTION 10.05. Allocation of Expenses.

                  The Company shall bear the Registration Expenses (as defined herein) in connection with the performance of its obligations under Section 10.01, 10.02 and 10.03. For purposes of this Section 10.03, the term "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with any registration of Certificate Shares pursuant to this Agreement, including without limitation, NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the offering of Certificate Shares being registered, and the reasonable fees and disbursements of counsel selected by the Holder (such legal fees and expenses for all Holders as a group not to exceed an aggregate amount of $25,000 in connection with any single registration), but excluding premiums and other costs of policies of insurance obtained by any Holder or its agents or Underwriter against liabilities arising out of the offering of the Certificate Shares being registered, any fees and disbursements of Underwriters customarily paid by sellers of securities who are not the issuers of such securities, all underwriting discounts and commissions and transfer taxes, if any, and registration and filing fees relating to the Certificate Shares being registered. Each Holder shall bear all other expenses relating to any registration or sale of Certificate Shares pro rata with the other Holders participating therein, including any applicable underwriting discounts or commissions and registration or filing fees with respect to the Certificate Shares.

                  SECTION 10.06. Indemnification.

                  (a) In the event of Registration of any of the shares of Class A Common Stock under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Holder, each of its directors, officers, members or partners, each underwriter (if any) within the meaning of the Exchange Act (an "Underwriter") of such shares of Class A Common Stock and each other person, if any, who controls the Holder or Underwriter within the meaning of the Securities Act or the Exchange Act (a "controlling person") against any losses, claims, damages or liabilities, joint or several, to which the Holder or Underwriter or controlling person may become subject under the Securities Act, the Exchange Act, Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such shares of Class A Common Stock were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal securities or state Blue Sky law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal securities or Blue Sky law in connection with the offering covered by such Registration Statement; and the Company will reimburse the Holder or Underwriter and each such controlling person for any legal or any other expenses reasonably incurred by the Holder or Underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Holder, underwriter or controlling person specifically for use in the preparation thereof or if such misstatement or omission was corrected in any amendment or supplement provided to the Holder pursuant to Sections 10.04(b) and
(c) and the selling Holder failed to deliver such amendment or supplement.

                  (b) In the event of any Registration of any of the shares of Class A Common Stock under the Securities Act pursuant to this Agreement, the Holder will indemnify and hold harmless the Company, each of its directors and officers, each Underwriter (if any) and each controlling person, if any, of the Company or Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, any Underwriter or controlling persons may become subject under the Securities Act, Exchange Act, Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such shares of Class A Common Stock were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iii) any violation or alleged violation by the Holder of the Securities Act, the Exchange Act, any federal securities or Blue Sky law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal securities or Blue Sky law in connection with the offering covered by such Registration Statement, if, in each such case enumerated in clauses (i),
(ii) and (iii), the statement, omission or violation was made or occurred in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Holder, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement or if such misstatement or omission was corrected in any amendment or supplement provided to the Holder pursuant to Section 10.04 and the Holder failed to deliver such amendment or supplement, and the Holder will reimburse the Company and each such director, officer or underwriter and each such controlling person for any legal or any other expenses reasonably incurred by the Company, such director, officer or underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the aggregate obligations of the Holder hereunder shall be limited to an amount equal to the net proceeds to the Holder of shares of Class A Common Stock sold as contemplated herein, minus any amounts already paid to third parties in connection therewith.

                  (c) Each party entitled to indemnification under this Section
10.06 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); provided, further, that after notice from the Indemnifying

Party to the Indemnified Party of its election to assume the defense of such claim or litigation, the Indemnified Party shall be liable to the Indemnified Party under this Section 10.06 for any legal expenses of only the joint counsel selected by any such Indemnified Party or any other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof; and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 10.06. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no further obligation to indemnify an Indemnified Party shall exist in connection with either of the following without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld: (i) judgment entered with the consent of the Indemnified Person; or (ii) settlement of such claim or litigation.

                  SECTION 10.07. Indemnification with Respect to Underwritten Offering.

                  In the event that shares of Class A Common Stock are sold pursuant to a Registration Statement in an underwritten offering, the Company will enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering and their controlling persons.

                  SECTION 10.08. Information by Holder.

                  Upon its inclusion in any Registration, the Holder shall furnish to the Company such information regarding the Holder and the distribution proposed by the Holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance.

                                  ARTICLE XI.

                              SUPPLYING INFORMATION

                  SECTION 11.01. Information by Company.

                  The Company shall cooperate with each Holder of a Certificate and each holder of restricted Class A Common Stock in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Certificate or any Class A Common Stock transferred pursuant to Section 9.02.

                  SECTION 11.02. Reports by the Company.

                  At any time during which there shall be no Debentures Outstanding and any Certificates Outstanding but not exercised, the Company covenants and agrees that it will transmit by mail, first class postage prepaid or reputable over-night delivery service that provides for evidence of receipt, to the Holders, as their names and addresses appear upon the books and records of the Company, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company files with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then transmit by mail, first class postage prepaid or reputable over-night delivery service that provides for evidence of receipt, to the Holders, as their names and addresses appear upon the books and records of the Company, such of the supplementary and periodic information, documents and reports that may be required pursuant to
Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

                                  ARTICLE XII.

                                  SUBORDINATION

                  SECTION 12.01. Agreement to Subordinate.

                  The Company covenants and agrees, and each Holder of Certificates by such Holder' s acceptance thereof likewise covenants and agrees, that all Certificates shall be issued subject to the provisions of this Article XII; and each Holder of a Certificate, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

                  The payment by the Company of any and all amounts required hereunder, including fees and expenses (other than fees and expenses under Sections 10.05, 16.01 and 16.05 hereof), on all Certificates exercised shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company, whether outstanding at the Issue Date or thereafter incurred.

                  No provision of this Article XII shall prevent the occurrence of any Default or Event of Default hereunder, nor the rights of any Holder to exercise such rights and remedies afforded to it under this Agreement with respect to any provision of this Agreement.

                  SECTION 12.02. Default on Senior Indebtedness.

                  (a) In the event that (i) any payment of principal, interest or any other payment due on any Senior Indebtedness is not paid by the Company when due, any applicable grace period with respect to any such payment default has ended and such default has not been cured, waived or ceased to exist, (ii) any other default occurs and is continuing with respect to Senior Indebtedness that permits holders of the Senior Indebtedness as to which such default relates to accelerate its maturity and the Holders receive notice of such default (a "Payment Blockage Notice") from the Company or any other Person permitted to give such notice (including without limitation, any representative of any holder of Senior Indebtedness); or (iii) in the event that the maturity of any Senior Indebtedness of the Company has been accelerated because of a default, then, in any such case, no payment may be made in respect of a Cash Exercise. Such payments may resume: (A) in the case of a payment default on any Senior Indebtedness, upon the date on which such default is cured or waived; and (B) in case of a nonpayment default, the earlier of the date on which that default is cured or waived or 179 days after the date on which the applicable Payment Blockage Notice is received. A new Payment Blockage Notice may be delivered if 180 days have elapsed since the delivery of the immediately prior Payment Blockage Notice so long as such Payment Blockage Notice relates to a default under Senior Indebtedness that has not been the subject of any prior Payment Blockage Notice.

                  (b) In the event that, notwithstanding the foregoing, any payment shall be received by any Holder when such payment is prohibited by the preceding paragraph of this Section 12.02, such payment shall be deemed to be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Company and the Holders in a written notice within 90 days of the date on which such payments are disbursed by the Company of the amounts outstanding under the Senior Indebtedness, plus accrued interest thereon, and only the amounts specified in such notice to the Company and the Holders shall be paid to the holders of Senior Indebtedness.

                  SECTION 12.03. Liquidation; Dissolution; Bankruptcy.

                  (a) Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due on all Senior Indebtedness of the Company, shall first be paid in full, or payment thereof provided for in cash in accordance with its terms, before any payment is made by the Company in respect of the Certificates; and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Company or distribution of assets of the Company of any kind or character pursuant to a Cash Exercise, whether in cash, property or securities, to which the Holders of the Certificates would be entitled to receive from the Company, except for the provisions of this Article XII, shall be paid by the Company, or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Certificates under this Agreement if received by them or it, directly to the holders of Senior Indebtedness of the Company (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Indebtedness in full, in cash, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any such payment or distribution is made to or retained by the Holders of Certificates.

                  (b) In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character pursuant to a Cash Exercise, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Holders of the Certificates before all Senior Indebtedness of the Company is paid in full, or provision is made for such payment in cash in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, and their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness of the Company, remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in cash in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

                  (c) For purposes of this Article XII, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article XII with respect to the Certificates to the payment of all Senior Indebtedness of the Company, that may at the time be outstanding, provided that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation, amalgamation or merger of the Company with or into, another corporation or the liquidation or dissolution of the Company following the conveyance, transfer, lease or other disposition of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article X of the Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 12.03 if such other corporation shall, as a part of such consolidation, amalgamation, merger, conveyance, transfer, lease or other disposition, comply with the conditions stated in
Article X of the Indenture.

                  SECTION 12.04. Subrogation.

                  (a) Subject to the payment in full of all Senior Indebtedness of the Company, the rights of the Holders of the Certificates shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company pursuant to a Cash Exercise, applicable to such Senior Indebtedness until the Minimum Return Amount payable with respect to any Certificates shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders for such Senior Indebtedness of any cash, property or securities to which the Holders of the Certificates would be entitled except for the provisions of this Article XII, and no payment over pursuant to the provisions of this Article XII, to or for the benefit of the holders of such Senior Indebtedness by Holders of the Certificates, shall, as between the Company, its creditors other than holders of Senior Indebtedness of the Company, and the Holders of the Certificates, be deemed to be a payment by the Company, to or on account of such Senior Indebtedness. It is understood that the provisions of this Article XII are and are intended solely for the purposes of defining the relative rights of the Holders of the Certificates, on the one hand, and the holders of such Senior Indebtedness on the other hand.

                  (b) Nothing contained in this Article XII or elsewhere in this Agreement or in the Certificates is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness of the Company and the Holders of the Certificates, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Certificates the Minimum Return Amount in connection with a Cash Exercise as and when the same shall become due and payable in accordance with the terms of this Agreement and the Certificates, or is intended to or shall affect the relative rights of the Holders of the Certificates and creditors of the Company, other than the holders of Senior Indebtedness of the Company, nor shall anything herein or therein prevent the Holder of any Certificate from exercising all remedies otherwise permitted by applicable law upon default under this Agreement, subject to the rights, if any, under this Article XII of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company, received upon the exercise of any such remedy.

                  (c) Upon any payment or distribution of assets of the Company referred to in this Article XII, the Holders of the Certificates shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Holders of the Certificates, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XII.

                  SECTION 12.05. Company to Effectuate Subordination.

                  Each Holder of Certificates by such Holder's acceptance thereof authorizes and directs the Company on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XII.

                  SECTION 12.06. Subordination May Not Be Impaired.

                  (a) No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company, with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

                  (b) Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Company may, at any time and from time to time, without the consent of or notice to the Holders of the Certificates, without incurring responsibility to the Holders of the Certificates and without impairing or releasing the subordination provided in this Article XII or the obligations hereunder of the Holders of the Certificates to the holders of such Senior Indebtedness, do any one or more of the following:
(i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding;
(ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and
(iv) exercise or refrain from exercising any rights against the Company and any other Person.

                                 ARTICLE XIII.

                               LOSS OR MUTILATION

                  Upon receipt by the Company from any Holder of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of such Holder's Certificate and indemnity reasonably satisfactory to the Company, and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Certificate of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if such Certificate in identifiable form is surrendered to the Company for cancellation.

                                  ARTICLE XIV.

                              OFFICE OF THE COMPANY

                  As long as any of the Certificates remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Certificates may be presented for exercise, registration of transfer, division or combination as provided in this Agreement.

                                  ARTICLE XV.

                             LIMITATION OF LIABILITY

                  No provision hereof, in the absence of affirmative action by Holder to purchase shares of Class A Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Class A Common Stock or as a stockholder of the Company (solely by virtue of holding a Certificate), whether such liability is asserted by the Company or by creditors of the Company.

                                  ARTICLE XVI.

                                  MISCELLANEOUS

                  SECTION 16.01. Nonwaiver and Expenses.

                  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Agreement, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise evaluating or enforcing any of its rights, powers or remedies hereunder.

                  SECTION 16.02. Notice Generally.

                  Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or by telecopy and confirmed by telecopy answerback, with an original copy of same to be sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  (a) If to any Holder or holder of Certificate Shares, at its last known address appearing on the books of the Company maintained for such purpose.

                  (b) If to the Company at

                  Crown Media Holdings, Inc.
                  6430 S. Fiddlers Green Circle
                  Greenwood Village, CO  80111
                  Attn:    Charles Stanford, Esq.
                  Fax:     (303) 221-3779

                  with copies to:

                  Hallmark Cards, Incorporated
                  2501 McGee, P.O. Box 419126
                  Mail Drop #339
                  Kansas City,  MO  64108
                  Attn:    General Counsel
                  Fax:     (816) 274-7171

                  and:

                  Wachtell, Lipton, Rosen & Katz
                  51 West 52nd Street
                  New York, NY  10019
                  Attn:    Eric S. Robinson, Esq.
                  Fax:     (212) 403-2000

or at such other address as may be substituted by notice given as herein provided, and the Company shall notify the Administrative Agent of such other address. The Company shall deliver to the Administrative Agent any notice that the Company delivers pursuant to this Agreement. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three (3) consecutive Business Days immediately after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

                  SECTION 16.03. Indemnification.

                  The Company agrees (a) to indemnify and hold harmless the Holders and their respective directors, officers, employees, trustees, agents and affiliates (each, an "Indemnified Party") (to the full extent permitted by Applicable Law) from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever nature, and
(b) to pay to the Indemnified Parties an amount equal to the amount of all costs and expenses, including, but not limited to, the reasonable fees and disbursements of one legal counsel for the Holders as a group, and any out-of-pocket costs reasonably incurred by any Indemnified Party in appearing as a witness or in otherwise complying with legal process served upon them, and with regard to both (a) and (b), growing out of or resulting from (x) any litigation or other proceedings by a Holder against the Company relating to (1) the rights and remedies granted to the Holders under this Agreement or (2) the legality, enforcement or exercise of any provision, right or remedy granted to the Holders hereunder, or (y) any litigation or other proceedings relating to any claim alleging that an Indemnified Party is liable in whole or in part in respect of any action or inaction of the Company and its Subsidiaries or any of their respective officers, directors, employees, predecessors, successors or assignees under this Agreement under any theory of secondary liability, including without limitation as an alleged aider and abettor, co-conspirator, controlling person or principal, but in the case of (a) and (b) above, excluding therefrom all claims demands, losses, judgments, liabilities (including liabilities for penalties), costs and expenses growing out of or resulting from
(i) in the case of any Indemnified Party, the gross negligence or willful misconduct of such Indemnified Party or (ii) claims, litigation or other proceedings in which the Company (or, in the case of clause (y) above, the Indemnified Party (other than fees and expenses under Section 16.03(b)) is the prevailing party.

                  All indemnities contained in this Section 16.03 shall survive the expiration or earlier termination of this Agreement and shall inure to the benefit of any Person who was a Holder notwithstanding such Person's assignment of all its obligations as to any actions taken or omitted to be taken by it while it was a Holder.

                  SECTION 16.04. Remedies.

                  Each holder of Certificates and Certificate Shares, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under Article X of this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of Article X of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  SECTION 16.05. Undertaking to Pay Costs.

                  In connection with the offering, sale and issuance, amendments, modifications and revisions of the Certificates initiated by the Company, the Company shall pay all reasonable costs and expenses of one legal counsel (together with any requisite local counsel) for all the Holders, provided that, notwithstanding the foregoing, the Company shall be obligated only to pay expenses of one lead counsel and any requisite local counsel.

                  SECTION 16.06. Successors and Assigns.

                  Subject to the provisions of Section 3.01 and Article IX, this Agreement and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Agreement are intended to be for the benefit of all Holders from time to time of this Agreement and, with respect to Article IX hereof, holders of Certificate Shares, and shall be enforceable by any such Holder or holder of Certificate Shares. The Company may not assign nor delegate its obligations under this Agreement or under the Certificates except (x) as permitted by Section 4.07 of the Indenture or (y) with respect to the Company's obligations pursuant to a Cash Exercise, as permitted by Article X of the Indenture.

                  SECTION 16.07. Amendment.

                  Any amendment or supplement to, or waiver of the provisions of, this Agreement shall require the written consent of the Majority Holders of the then outstanding Certificates affected by such amendment, supplement or waiver, provided that the consent of each Holder of any Certificates affected is required for any amendment pursuant to which the Index Price or the Minimum Return Amount would be increased or decreased (other than pursuant to adjustments provided for in the Certificates as provided in Article IV and as amended by the Majority Holders).

                  Notwithstanding the foregoing, the Company may from time to time and at any time amend this Agreement or the Certificates represented hereby, without the consent of the Holders, for one or more of the following purposes:

                  (a) to cure any ambiguity, defect, or inconsistency herein, or in the Certificates in either case which does not adversely affect the rights of any Holder;

                  (b) to comply with any requirement of the Commission in connection with qualifying, or maintaining the qualification of this Indenture under the Trust Indenture Act; and

                  (c) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company.

                  SECTION 16.08. Severability.

                  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  SECTION 16.09. Headings.

                  The headings used in this Agreement are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

                  SECTION 16.10. Treatment of Units.

                  Each Holder of Units consisting of Preferred Securities and Certificates hereby agrees to treat, for United States federal income tax purposes, the Preferred Securities and the related Certificates that comprise the Units as unitary debt instruments that are subject to the United States Treasury regulations governing contingent payment debt instruments. Notwithstanding any other provision in this Agreement and the other applicable Transactions Documents to the contrary, in the event that on or after the Issue Date, (a) a Holder determines (and the Company agrees in writing, which agreement shall not be unreasonably withheld) that there is a change in the laws of the United States which change occurs on or after the Issue Date and would require a Holder to characterize, for United States federal income tax purposes, the Preferred Securities and the related Certificates that comprise the Units as other than unitary debt instruments that are subject to the United States Treasury regulations governing contingent payment debt instruments, or (b) there is a "determination" within the meaning of Section 1313(a)(1) of the Code with respect to a Holder that requires a Holder to characterize, for United States federal income tax purposes, the Preferred Securities and the related Certificates that comprise the Units as other than unitary debt instruments that are subject to the United States Treasury regulations governing contingent payment debt instruments, then that Holder shall not be bound pursuant to the preceding sentence or the documents referred to in this sentence to treat, for United States federal income tax purposes, the Preferred Securities and the related Certificates that comprise the Units as unitary debt instruments that are subject to the United States Treasury regulations governing contingent payment debt instruments. In the event that the Debentures are distributed by the Trust to holders of Securities, the above provisions of this Section 16.10 shall apply with respect to the Debentures so distributed in lieu of the Preferred Securities.

                  SECTION 16.11. Governing Law.

                  This Certificate shall be governed by the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.

                  SECTION 16.12. Certain Securities Owned by Company
Disregarded.

                  In determining whether the Holders of the requisite amount of the Certificates have concurred in any direction, consent or waiver under this Agreement, the Certificates that are owned by the Company or by any Affiliate thereof shall be disregarded and deemed not to be Outstanding for the purpose of any such determination. The Certificates so owned that have been pledged in good faith may be regarded as Outstanding for the purposes of this Section 16.12 so long as the pledgee is not an Affiliate of the Company.

                  IN WITNESS WHEREOF, the Company and each Holder have executed this Contingent Appreciation Certificate Agreement as of the day and year first above written.

                                      CROWN MEDIA HOLDINGS, INC.



                                      By: /s/ William J. Aliber
                                          ---------------------------------
                                          Name:  William J. Aliber
                                          Title: Chief Financial Officer

                            INVESTORS

                            FARALLON CAPITAL PARTNERS, L.P.
                            By:  FARALLON PARTNERS, L.L.C., its General
                            Partner



                            By: /s/ William F. Duhamel
                                ------------------------------------------
                                Name:  William F. Duhamel
                                Title: Managing Member


                            FARALLON CAPITAL INSTITUTIONAL
                            PARTNERS, L.P.
                            By:  FARALLON PARTNERS, L.L.C., its General
                            Partner



                            By: /s/ William F. Duhamel
                                ------------------------------------------
                                Name:  William F. Duhamel
                                Title: Managing Member


                            FARALLON CAPITAL INSTITUTIONAL
                            PARTNERS II, L.P.
                            By:  FARALLON PARTNERS, L.L.C., its General
                            Partner



                            By: /s/ William F. Duhamel
                                ------------------------------------------
                                Name:  William F. Duhamel
                                Title: Managing Member

                            FARALLON CAPITAL INSTITUTIONAL
                            PARTNERS III, L.P.
                            By:  FARALLON PARTNERS, L.L.C., its General
                            Partner



                            By: /s/ William F. Duhamel
                                ------------------------------------------
                                Name: William F. Duhamel
                                Title:  Managing Member

                            RR CAPITAL PARTNERS, L.P.
                            By:  FARALLON PARTNERS, L.L.C., its General
                            Partner



                            By: /s/ William F. Duhamel
                                ------------------------------------------
                                Name: William F. Duhamel
                                Title:  Managing Member

                            DLJ INVESTMENT PARTNERS II, L.P.



                            By: /s/ Edward Tam
                                ------------------------------------------
                                Name: Edward Tam
                                Title: Principal


                            DLJ INVESTMENT PARTNERS, L.P.



                            By: /s/ Edward Tam
                                ------------------------------------------
                                Name: Edward Tam
                                Title: Principal


                            DLJIP II Holdings, L.P.



                            By: /s/ Edward Tam
                                ------------------------------------------
                                Name:  Edward Tam
                                Title: Principal

                            TORONTO DOMINION INVESTMENTS, INC.



                            By: /s/ Martha L. Gariepy
                                ------------------------------------------
                                Name:  Martha L. Gariepy
                                Title: Vice President

                            JOHN HANCOCK LIFE INSURANCE COMPANY



                            By: /s/ Stephen J. Blewitt
                                ------------------------------------------
                                Name:  Stephen J. Blewitt
                                Title: Managing Director


                            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY



                            By: /s/ Stephen J. Blewitt
                                ------------------------------------------
                                Name:  Stephen J. Blewitt
                                Title: Authorized Signatory


                            SIGNATURE 5 L.P.



                            By: /s/ Stephen J. Blewitt
                                ------------------------------------------
                                Name:  Stephen J. Blewitt
                                Title: Managing Director

                         TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA



                         By: /s/ Estelle Simsolo
                             -----------------------------------------
                             Name:  Estelle Simsolo
                             Title: Director - Private Placement

                            NEW YORK LIFE INSURANCE COMPANY



                            By: /s/ S. Thomas Knoff
                                ------------------------------------------
                                Name:  S. Thomas Knoff
                                Title: Investment Vice President

                            ALLSTATE LIFE INSURANCE COMPANY



                            By: /s/ Ronald A. Mendel
                                ------------------------------------------
                                Name:  Ronald A. Mendel


                            By: /s/ Patricia W. Wilson
                                ------------------------------------------
                                Name:  Patricia W. Wilson


                            Authorized Signatories

                            MAGNETITE ASSET INVESTORS III L.L.C.

                            By: BLACKROCK FINANCIAL
                            MANAGEMENT, INC.
                            As Managing Member



                            By: /s/ Dennis M. Schaney
                                ------------------------------------------
                                Name:  Dennis M. Schaney
                                Title: Managing Director


                            MAGNETITE ASSET INVESTORS L.L.C.

                            By: BLACKROCK FINANCIAL
                            MANAGEMENT, INC.
                            As Managing Member



                            By: /s/ Dennis M. Schaney
                                ------------------------------------------
                                Name:  Dennis M. Schaney
                                Title: Managing Director

                            ARTHUR STREET FUND, L.P.

                            By: MLIM DivPEP I, LLC, its
                                  general partner

                                  By: MLIM Private Equity, L.P., its member
                                      manager

                                  By: Portfolio Administration &
                                      Management Ltd., its general partner



                            By: /s/  Piers W. W. Cheyne
                                ------------------------------------------
                                Name:  Piers W. W. Cheyne
                                Title: Vice President


                            ARTHUR STREET PORTFOLIO, L.P.

                            By: MLIM DivPEP I, LLC, its managing
                                  general partner

                                  By: MLIM Private Equity, L.P., its member
                                      manager

                                  By: Portfolio Administration &
                                      Management Ltd., its general partner



                            By: /s/ Piers W. W. Cheyne
                                ------------------------------------------
                                Name:  Piers W. W. Cheyne
                                Title: Vice President

                            VESEY STREET FUND, L.P.

                            By: MLIM DivPEP I, LLC, its
                                  general partner

                                  By: MLIM Private Equity, L.P., its member
                                      manager

                                  By: Portfolio Administration &
                                      Management Ltd., its general partner



                            By: /s/  Piers W. W. Cheyne
                                ------------------------------------------
                                Name:  Piers W. W. Cheyne
                                Title: Vice President


                            VESEY STREET PORTFOLIO, L.P.

                            By: MLIM DivPEP I, LLC, its managing
                                  general partner

                                  By: MLIM Private Equity, L.P., its member
                                      manager

                                  By: Portfolio Administration &
                                      Management Ltd., its general partner



                            By: /s/ Piers W. W. Cheyne
                                ------------------------------------------
                                Name:  Piers W. W. Cheyne
                                Title: Vice President

                            PASSAGE PORTFOLIO, L.P.

                            By: MLIM DivPEP I, LLC, its managing
                                  general partner

                                  By: MLIM Private Equity, L.P., its member
                                      manager

                                  By: Portfolio Administration &
                                      Management Ltd., its general partner



                            By: /s/ Piers W. W. Cheyne
                                ------------------------------------------
                                Name:  Piers W. W. Cheyne
                                Title:  Vice President

                            MONY LIFE INSURANCE COMPANY OF
                            AMERICA



                            By: /s/ Leonard Mazlish
                                ------------------------------------------
                                Name:  Leonard Mazlish
                                Title: Authorized Agent

                                    EXHIBIT A

                   FORM OF CONTINGENT APPRECIATION CERTIFICATE

No. [ ]                                                No. of Certificates: [__]


                       Contingent Appreciation Certificate

                           CROWN MEDIA HOLDINGS, INC.


EACH HOLDER OF THE CERTIFICATES, BY ITS ACCEPTANCE HEREOF, WILL BE DEEMED TO HAVE ACKNOWLEDGED, REPRESENTED TO AND AGREED WITH THE COMPANY THAT SUCH HOLDER UNDERSTANDS AND ACKNOWLEDGES THAT (1) THE CERTIFICATES AND SECURITIES ISSUABLE PURSUANT THERETO HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES LAWS AND ARE NOT FREELY TRANSFERABLE WITHOUT REGISTRATION UNDER OR AN EXEMPTION FROM THE SECURITIES ACT, (2) THE CERTIFICATES ARE BEING PURCHASED FOR THE ACCOUNT OF THE HOLDER WITHOUT A VIEW TO DISTRIBUTE, OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION OF, THE CERTIFICATES IN VIOLATION OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES LAWS AND (3) IN THE ABSENCE OF REGISTRATION, THE CERTIFICATES CAN ONLY BE TRANSFERRED PURSUANT TO AN EXEMPTION UNDER THE SECURITIES ACT AND UPON DELIVERY OF SUCH CERTIFICATIONS AND AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS AND THAT SUCH HOLDER WILL NOTIFY THE TRANSFEREE OF SUCH RESALE RESTRICTIONS.

THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO UNITED STATES TREASURY REGULATION SECTION 1.1275-3(b). EXCEPT AS OTHERWISE PROVIDED, EACH HOLDER OF A PREFERRED SECURITY (OR A DEBENTURE FOLLOWING DISTRIBUTION OF THE DEBENTURES TO THE HOLDERS) AND THIS CONTINGENT APPRECIATION CERTIFICATE AGREES TO TREAT, FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THE PREFERRED SECURITIES AND THE RELATED CONTINGENT APPRECIATION CERTIFICATES THAT COMPRISE THE UNITS AS UNITARY DEBT INSTRUMENTS THAT ARE SUBJECT TO THE UNITED STATES TREASURY REGULATIONS GOVERNING CONTINGENT PAYMENT DEBT INSTRUMENTS AND SUCH UNITARY DEBT INSTRUMENTS WILL BE TREATED AS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. THE HOLDER OF THIS CERTIFICATE MAY OBTAIN THE INFORMATION DESCRIBED IN UNITED STATES TREASURY REGULATION SECTION 1.1275-3(b)(1)(i) FROM THE COMPANY, AT THE FOLLOWING ADDRESS: c/o CROWN MEDIA HOLDINGS,

INC., 6430 SOUTH FIDDLERS GREEN CIRCLE, SUITE 500, GREENWOOD VILLAGE, CO, 80111,
ATTENTION: VICE PRESIDENT OF FINANCE ADMINISTRATION.

                  Capitalized terms not otherwise defined have the meaning assigned thereto in the Contingent Appreciation Certificate Agreement dated as of December 17, 2001, between Crown Media Holdings, Inc. (the "Company") and the Holders party thereto (the "Agreement").

                  This Contingent Appreciation Certificate (this "Certificate") certifies that [INVESTOR], or its registered assigns, is the registered holder of the number of Certificates set forth above.

                  Subject to the terms and conditions of the Contingent Appreciation Certificate Agreement, on the earlier of the date of a Purchase Event or Liquidation Event, Holder may elect the manner of exercise of the Certificates represented hereby, for, at the Holder's election, either (i) a cash payment in the amount of the Minimum Return Amount (the "Cash Exercise") determined on the date the Trust redeems or purchases the Preferred Securities pursuant to such Purchase Event or Liquidation Event, multiplied by the number of Certificates so exercised, or (ii) the right to purchase the Index Amount of Certificate Shares purchasable hereunder at the Index Price multiplied by the number of Certificates so exercised (the "Shares Exercise"), in whole or in part, which right to purchase may be exercised on any Business Day on or after the date the Trust redeems or purchases the Preferred Securities pursuant to such Purchase Event or Liquidation Event until, but no later than, the Expiration Date. Holder may exercise Certificates in any combination of Cash Exercise and Shares Exercise.

                  The number of Certificate Shares issuable upon a Shares Exercise of this Certificate is subject to adjustment upon the occurrence of certain events set forth in the Agreement. No fractions of a share of Class A Common Stock will be issued upon the exercise of any Certificate. The Certificate Shares issuable pursuant to a Shares Exercise hereof are entitled to the registration rights set forth in the Agreement.

                  No Certificate may be exercised after 5:00 p.m., New York City time on the Expiration Date, and to the extent not exercised by such time such Certificate shall become void.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  By receipt of this Certificate, the Holder hereof agrees to be bound by the terms of the Agreement and shall be entitled to the benefits thereunder.

                  This Certificate is governed by the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.

                  The Certificates are subordinated to Senior Indebtedness, as defined in the Agreement. To the extent provided in the Agreement, Senior Indebtedness must be paid in full before payments may be made with respect to the Certificates. The Company agrees, and each Holder by accepting this Certificate agrees, to the subordination provisions contained in the Agreement and, further, each Holder authorizes the Company to give such subordination provisions effect and appoints the Company as attorney-in-fact for such purpose.

                  IN WITNESS WHEREOF, the Company has caused this Certificate to be signed below.


Dated: December 17, 2001

                                       CROWN MEDIA HOLDINGS, INC.


                                       By:
                                           --------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT B

                                 ELECTION NOTICE

Date:___________

                  The undersigned, registered holder (the "Holder") of __ Contingent Appreciation Certificates (the "Certificates") of Crown Media Holdings, Inc. (the "Company") pursuant to that certain Contingent Appreciation Certificate Agreement, dated as of December 14, 2001, between the Company, the Holder and the other parties named therein (the "Agreement"), hereby elects pursuant to Section 2.02(a) of the Agreement:

                  [ ] with respect to _____ Certificates (the "Cash Certificates"), a Cash Exercise and requests that funds in an amount equal to the Minimum Return Amount with respect to each Cash Certificate be delivered by wire transfer in immediately available funds to the following account:
                           ___________________________________; and/or

                  [ ] with respect to _____ Certificates, a Shares Exercise. A separate Exercise Notice shall be sent by the Holder, to the extent the Holder elects to effect the Shares Exercise, specifying the manner of exercise.

                  All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.



                                     -------------------------------------
                                     (Name of Registered Owner)


                                     -------------------------------------
                                     (Signature of Registered Owner)


                                     -------------------------------------
                                     (Street Address)


                                     -------------------------------------
                                     (City)     (State)         (Zip Code)



NOTICE: The name of the Registered Owner on this subscription must correspond with the name as written upon the transfer records of the Company in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT C

                                 EXERCISE NOTICE

Date:___________

                  The undersigned, registered holder (the "Holder") of __ Contingent Appreciation Certificates (the "Certificates") of Crown Media Holdings, Inc. (the "Company") pursuant to that certain Contingent Appreciation Certificate Agreement, dated as of December 14, 2001, between the Company, the Holder and the other parties named therein (the "Agreement"), hereby exercises such Certificates effective as of [the date hereof/_______, 200_] for:

                  [ ] the purchase of ______ shares of Class A Common Stock of the Company at the Index Price and herewith makes payment therefor, or

                  [ ] the purchase of such number of shares of Class A Common Stock of the Company issuable to the Holder by way of Cashless Exercise of the Certificates,

                  all on the terms and conditions specified in the Agreement, and requests that certificates for the shares of Class A Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _____________ whose address is _________________ (and, if such shares of Class A Common Stock shall not include all of the shares of Class A Common Stock issuable as provided in the Agreement, that an amendment to the Agreement reflecting the balance of the shares of Class A Common Stock issuable thereunder be delivered to the undersigned).

                  All capitalized terms not otherwise defined herein shall have the meaning assigned thereto in the Agreement.

                                       -----------------------------------------
                                       (Name of Registered Owner)


                                       -----------------------------------------
                                       (Signature of Registered Owner)


                                       -----------------------------------------
                                       (Street Address)


                                       -----------------------------------------
                                       (City)       (State)         (Zip Code)

NOTICE: The name of the Registered Owner on this subscription must correspond with the name as written upon the face of the transfer records of the Company in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT D

                                 ASSIGNMENT FORM


                  FOR VALUE RECEIVED the undersigned registered owner of Contingent Appreciation Certificates (the "Certificates") of Crown Media Holdings, Inc. (the "Company") pursuant to that certain Contingent Appreciation Certificate Agreement (the "Agreement") hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the Agreement, with respect to the number of shares of Class A Common Stock set forth below:

Name and Address of Assignee                       No. of Certificates and
                                                   Shares of Class A
                                                   Common Stock





SSN/TIN No.:
             -------------




and does hereby irrevocably constitute and appoint __________________________ attorney-in-fact to register such transfer on the books of the Company maintained for the purpose, with full power of substitution in the premises.


Dated:                                      Print Name:
      --------------                                   -------------------------

                                            Signature:
                                                      --------------------------

                                            Witness:
                                                    ----------------------------



NOTICE: The signature on this subscription must correspond with the name as written upon the transfer records of the Company in every particular, without alteration or enlargement or any change whatsoever.



________________, as assignee, does hereby acknowledge receipt of a copy of the Agreement and agrees to be bound by all of the terms thereof as a Holder of the Certificates referenced above.

                                    EXHIBIT E

                                [NAME OF ISSUER]

                        Notice of Registration Statement
                                       and
                      Selling Securityholder Questionnaire


                                     [Date]

                  Reference is hereby made to the Contingent Appreciation Certificate Agreement (the "Agreement") among the investors named therein (collectively, the "Holders") and Crown Media Holdings, Inc., a Delaware corporation (the "Company"). Pursuant to the Agreement, the Company [has filed] with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form ____ (the "Registration Statement") for the registration and resale under the Securities Act of 1933, as amended (the "Securities Act"), of shares of Company Common Stock. All capitalized terms not otherwise defined herein have the meanings ascribed thereto in the Agreement.

                  The Holder is entitled to have the Certificate Shares owned by it included in the Registration Statement. In order to have Certificate Shares included in the Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. If the Holder does not complete, execute and return this Notice and Questionnaire by such date, the Holder (i) will not be named as a selling securityholder in the Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Certificate Shares.

                  Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and related Prospectus. Accordingly, the Holder is advised to consult its own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and related Prospectus.

                                    ELECTION

                  The Holder (the "Selling Holder") hereby elects to include in the Registration Statement the Certificate Shares beneficially owned by it and listed below in Item (3). The Selling Holder, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Certificate Shares by the terms and conditions of this Notice and Questionnaire.

                  The Selling Holder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete in all material respects:

                                  QUESTIONNAIRE

(1)      Full Legal Name of Selling Securityholder:

(2)      Address for Notices to Selling Securityholder:

         Telephone:

         Fax:

         Contact Person:

(3) Except as set forth below in this Item (3), the undersigned does not beneficially own any shares of any class of Company Common Stock.

                  (a) Number of Certificate Shares and shares of each class of Company Common Stock beneficially owned: ___

                  (b) Number of Certificate Shares which the undersigned wishes to be included in the Registration Statement: ___

(4)      Beneficial Ownership of Other Securities of the Company:

                  Except as set forth below in this Item (4), the undersigned Selling Holder is not the beneficial or registered owner of any shares of any class of Company Common Stock or any other securities of the Company, other than the Certificate Shares and shares of Company Common Stock listed above in Item
(3).

                  State any exceptions here:

(5)      Relationships with the Company:

                  Except as set forth below, neither the Selling Holder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

                  State any exceptions here:

(6)      Plan of Distribution:

                  Except as set forth below, the undersigned Selling Holder intends to distribute the Certificate Shares listed above in Item (3) only as follows (if at all): Such Certificate Shares may be sold from time to time directly by the undersigned Selling Holder or, alternatively, through underwriters, broker-dealers or agents. Such Certificate Shares may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale,
(ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Certificate Shares or otherwise, the Selling Holder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Certificate Shares in the course of hedging the positions they assume. The Selling Holder may also sell Certificate Shares short and deliver Certificate Shares to close out such short positions, or loan or pledge Certificate Shares to broker-dealers that in turn may sell such Certificate Shares.

                  State any exceptions here:

                  By signing below, the Selling Holder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the Rules and regulations, particularly Regulation M.

                  By signing below, the Selling Holder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Registration Statement and related Prospectus. The Selling Holder understands that such information will be relied upon by the Company in connection with the preparation of the Registration Statement and related Prospectus.

                  In accordance with the Selling Holder's obligation under the Agreement to provide such information as may be required by law for inclusion in the Registration Statement, the Selling Holder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Registration Statement remains in effect. All notices hereunder and pursuant to the Agreement shall be made in writing, by hand-delivery or air courier guaranteeing overnight delivery as follows:

                  (i) To the Company:

                  [Name of Issuer]
                  [Address]

                  (ii) With a copy to:

                  [Company Counsel]
                  [Address]

                  Once this Notice and Questionnaire is executed by the Selling Holder and received by the Company's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Holders. This Agreement shall be governed in all respects by the laws of the State of New York.

                  IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:
       -----------------------------

                                               Selling Holder

                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY'S COUNSEL AT:

                  [Company Counsel]
                  [Address]